EXHIBIT 25.2


                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                              ______________


                                 Form T-1


                STATEMENT OF ELIGIBILITY AND QUALIFICATION
                UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                 CORPORATION DESIGNATED TO ACT AS TRUSTEE

                              ______________


                   Wachovia Bank of North Carolina, N.A.
            (Exact name of trustee as specified in its charter)

                                                          56-0927594
          (State of incorporation                      (I.R.S. employer
          if not a national bank)                     identification No.)

             301 N. Main St.,
            Winston-Salem, N.C.                                  27102
(address of trustee's principal executive offices)             (Zip Code)

                                ______________

                           Lowe's Companies, Inc.
              (Exact name of obligor as specified in its charter)

      North Carolina                                      56-0578072
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                        identification No.)

    P. O. Box 1111
  North Wilkesboro, North Carolina                           28656
(Address of principal executive offices)                  (Zip Code)


                       Subordinated Debt Securities
                    (Title of the indenture securities)

GENERAL

1.   General Information

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          i. Comptroller of the Currency, Administrator of National Banks, Southeastern District Office, Atlanta, Georgia

          ii. Federal Reserve Bank of Richmond, 5th District, Richmond, Virginia (Board of Governors of the Federal Reserve System)

          iii. Federal Deposit Insurance Corporation, Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          The trustee is authorized to exercise corporate trust powers.


2.   Affiliations with Obligor and Underwriters.

     If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.

          None


3.   Defaults by Obligor

     State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

          None

     If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of such default.

          None

    The trustee is not a trustee under another such indenture or with respect to another such series with respect to which there has been a default.

          None

4.   Foreign Trustee

     Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

          Not applicable


5.   List of Exhibits

     Exhibit T-1    A copy of the Articles of Association of Wachovia
                    Bank of North Carolina, N.A. (formerly Wachovia Bank and Trust Company, N.A.) filed with the Comptroller of the Currency, September 20, 1968, as amended to date.

     Exhibit T-2    A copy of the By-laws of Wachovia Bank of North
                    Carolina, N.A., as amended to date.

     Exhibit T-3    The consent of the trustee required by Section
                    321(b) of the Trust Indenture Act of 1939, as amended.

     Exhibit T-4    A copy of the latest report of the condition of the
                    trustee published pursuant to law or the requirements of its supervising or examining authority.

                                   NOTE


     Note 1: All the shares of Wachovia Bank of North Carolina, N.A. stock are held by Wachovia Corporation. Wachovia Bank of North
Carolina, N.A. has outstanding 10,272,014 shares of common stock, $5 par value. Wachovia Corporation has outstanding 172,343,134 shares of common stock, $5 par value.

     In answering any item in this statement of eligibility and qualification which relates to matters peculiarly within the knowledge of the obligor, or its directors or officers, or an underwriter for the obligor, the undersigned, Wachovia Bank of North Carolina, N.A., has relied upon information furnished to it by the obligor and will rely on information furnished by such underwriter.


                                __________



                                 SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939, Wachovia Bank of North Carolina, N.A., a corporation organized and existing under the laws of the United States of America, has caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Winston-Salem, North Carolina, N.A. on the 8th day December, 1993.

                                     Wachovia Bank of North Carolina, N.A.
                                     (Trustee)




                                        By:  Sandi M. Turner
                                             Vice President

                                                                EXHIBIT T-1
                     WACHOVIA BANK AND TRUST COMPANY, N.A.

                               CHARTER NO. 15673
                                          -------


                            ARTICLES OF ASSOCIATION
                            -----------------------

      For the purpose of organizing an Association to carry on the business of banking under the laws of the United States, the undersigned do enter into the following Articles of Association.

      FIRST. The title of this Association shall be Wachovia Bank and Trust Company, N.A.

      SECOND.  The main offices of the Association shall be in Winston-Salem,

County of Forsyth, State of North Carolina. The general business of the Association shall be conducted at its main office and its branches.

      THIRD.  The Board of Directors of this Association shall consist of not less than five nor more than twenty-five shareholders, the exact number of Directors within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof. Unless otherwise provided by the laws of the United States, any vacancy in the Board of Director for any reason, including an increase in the number thereof, may be filled by action of the Board of Directors.

      The Board of Directors, by the vote of a majority of the full board, may, between annual meetings of shareholders, within the maximum limitations, increase the membership of the board by not more than four members and by like vote may appoint qualified persons to fill the vacancies created thereby.

      FOURTH. The annual meeting of the shareholders for the election of Directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office or such other place as the Board of Directors may designate, on the day of each year specified therefor in the bylaws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to the provisions of the bylaws or according to the provisions of law; and all elections prescribed by the bylaws.

      FIFTH. The authorized amount of capital stock of this Association shall be six million (6,000,000) shares of common stock of the par value of Five Dollars ($5.00) each; but said capital stock may be increased or decreased from time to time in accordance with the provisions of the laws of the United States.

      No holder of shares of the capital stock of any class of the Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association, issued or sold, nor any right of subscription to any thereof other than such, if any, as the Board of Directors, in its discretion, may from time to time determine and at such price as the Board of Directors may from time to time fix.

      SIXTH. The Board of Directors shall appoint one of its members President of this Association, who shall be Chairman of the Board unless otherwise provided in the bylaws or unless the Board appoints another director to be the Chairman. The Board of Directors shall have the power to appoint one or more Vice Presidents; and to appoint a Cashier and such other officers and employees as may be required to transact the business of this Association.

      The Board of Directors shall have the power to define the duties of the officers and employees of the Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to manage and administer the business and affairs of the Association; to make all bylaws that it may be lawful for them to make; and generally to do and perform all acts that it may be legal for a Board of Directors to do and perform.

      SEVENTH. The Board of Directors shall have the power to change the location of the main office to any other place within the limits of Winston-Salem, North Carolina, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish new branches or change the location of any branch or branches of the Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

      EIGHTH. The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

      NINTH. The Board of Directors of this Association or its Executive Committee, the President, or any three or more shareholders owning in the aggregate, not less than 25 per cent of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time and place of every annual meeting of the shareholders and a notice of the time, place and purpose of every special meeting of the shareholders shall be given by first class mail, postage prepaid, to each shareholder who is shown by the books of the Association to be a shareholder 20 days prior to the date of the meeting, and such notice shall be mailed to each such shareholder not less than 10 days before the date of the meeting at his address as shown upon the books of this Association.

      TENTH. Any person, his heirs, executors, or administrators may be indemnified or reimbursed by the Association for all liability and reasonable expenses actually incurred in connection with any action, suit, or proceeding, civil or criminal, to which he or they shall be made a party by reason of his being or having been a director, officer, or employee of the Association or of any firm, corporation, or organization which he served in any such capacity at the request of the Association: Provided, however, that no person shall be so indemnified or reimbursed in relation to any matter in such action, suit, or proceeding as to which he shall finally be adjusted to have been guilty of or liable for gross negligence, wilful misconduct or criminal acts in the performance of his duties to the Association: And provided further, that no person shall be so indemnified or reimbursed in relation to any matter in such action, suit, or proceeding which has been made the subject of a compromise settlement except with the approval of a court of competent jurisdiction, or the holders of record of a majority of the outstanding shares of the Association, or the Board of Directors, acting by vote of directors not parties to the same or substantially the same action, suit, or proceeding, constituting a majority of the wholenumber of directors. The foregoing right of indemnification or reimbursement shall not be exclusive of other rights to which such person, his heirs, executors, or administrators, may be entitled as a matter of law.

      The Association may, upon the affirmative vote of a majority of its Board of Directors, purchase insurance for the purpose of indemnifying its directors, officers and other employees to the extent that such indemnification is allowed in the preceding paragraph. Such insurance may, but need not, be for the benefit of all directors, officers, or employees.

      ELEVENTH. These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this Association, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.

      IN WITNESS WHEREOF, we have hereunto set our hands this 20th day of September, 1968.

/s/ John F. Watlington, Jr.            /s/ Archie K. Davis
- ------------------------------         ------------------------------
John F. Watlington, Jr.                Archie K. Davis
2025 Buena Vista Road                  2828 Forest Drive
Winston-Salem, N. C.                   Winston-Salem, N. C.



/s/ J. H. Styers                       /s/ E. T. Shipley
- ------------------------------         ------------------------------
J. H. Styers                           E. T. Shipley
360 Lynn Avenue                        987 Wellington Road
Winston-Salem, N. C.                   Winston-Salem, N. C.



/s/ James K. Glenn                     /s/ Albert L. Butler, Jr.
- ------------------------------         ------------------------------
James K. Glenn                         Albert L. Butler, Jr.
2403 Reynolds Road                     2850 Galsworthy Drive
Winston-Salem, N. C.                   Winston-Salem, N. C.




                       )
FORSYTH COUNTY         )


      THIS IS TO CERTIFY that on the 20th day of September, 1968, before me, a Notary Public, personally appeared John F. Watlington, Jr., Archie K. Davis, J. H. Styers, E. T. Shipley, James K. Glenn, and Albert L. Butler, Jr., who I am satisfied are the persons named in and who executed the foregoing Articles of Association; and I having first made known to them the contents thereof, they did each acknowledge that they signed and delivered the same as their voluntary act and deed for the uses and purposes therein expressed.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and notarial seal, this 20th day of September, 1968.


                                         ---------------------------------
                                                   Notary Public


My commission expires:
My Commission Expires March 23, 1969


                            SECRETARY'S CERTIFICATE

      1. I hereby certify that I am the Assistant Secretary of Wachovia Bank and Trust Company, N. A., duly appointed and serving in accordance with the bylaws of said Bank.

      2. I further certify that at a duly called and convened meeting of shareholders of Wachovia Bank and Trust Company, N. A., held on the 28th day of July, 1970, the following resolution was duly adopted by the vote of the holders of two-thirds of the outstanding shares of said Bank entitled to vote thereon:

          RESOLVED, that the first sentence of Article FIFTH of the Articles of Association of Wachovia Bank and Trust Company, N. A., is hereby amended to read as follows:

              FIFTH. The authorized capital stock of this Association shall be twelve million (12,000,000) shares of common stock of the par value of Five Dollars ($5.00) each; but the capital stock may be increased or decreased from time to time in accordance with the provisions of the laws of the United States.


          RESOLVED FURTHER, that, effective as of July 31, 1970, the common stock of this Bank be increased $25,320,035 by the issuance of a stock dividend, thus increasing such stock to $50,640,070, which shall be divided into 10,128,014 shares of the par value of $5.00 each; and that the shareholders of the Bank, of record on the 18th day of June, 1970, be entitled to share in such stock dividend in proportion to their respective holdings of common stock of the Bank on that date.


          RESOLVED FURTHER, that 1,871,986 shares of the $5.00 par value common stock of the Bank which will remain unissued after giving effect to the one hundred percent (100%) stock dividend herein authorized, be established as authorized but unissued shares of the $5.00 par value common stock of the Bank; issuable as shall be determined from time to time by the Board of Directors, subject to the conditions of approval as may be imposed by the Comptroller of the Currency or his authorized representative.

          RESOLVED FURTHER, that there shall be transferred from the surplus account of the Bank to the capital stock account of the Bank an amount equal to the aggregate par value of the shares of stock issued pursuant to this resolution.

          The foregoing resolution is presently in full force and effect and has not been revoked or rescinded as of the date hereof.

      In witness hereof I have hereupon set the seal of Wachovia Bank and Trust Company, N. A., this 28th day of July, 1970.

                                        /s/ Clyde A. Wootton
                                        Clyde A. Wootton, Assistant Secretary

        (Seal)

      1. I hereby certify that I am the Secretary of Wachovia Bank and Trust Company, N.A., duly appointed and serving in accordance with the bylaws of said Bank.

      2. I further certify that at a duly called and convened meeting of shareholders of Wachovia Bank and Trust Company, N.A., held on the 15th day of April, 1988, the following resolution was duly adopted by the vote of the holder of all of the outstanding shares of said Bank entitled to vote thereon:

      RESOLVED, that the Articles of Association of Wachovia Bank and Trust Company, N.A. are hereby amended by deleting the existing Article Tenth in its entirety and substituting therefor a new Article Tenth reading as follows:

          TENTH. Any person, his or her heirs, executors, or administrators may be indemnified or reimbursed by the Association for all liability and reasonable expense actually incurred in connection with any action, suit, or proceeding, civil or criminal, to which such person or persons shall be made a party by reason of being or having been a director, officer, or employee of the Association or of any firm, corporation, or organization which any such person served in any such capacity at the request of the
    Association: Provided, however, that no person shall be so indemnified or reimbursed in relation to any administrative proceeding or action instituted by an appropriate bank regulatory agency; which proceeding or action results in a final order assessing civil money penalties or requiring affirmative action by an individual or individuals in the form of payments to the Association. The foregoing right of indemnification or reimbursement shall not be exclusive of other rights to which such person, his or her heirs, executors, or administrators, may be entitled as a matter of law.

          The Association may, upon the affirmative vote of a majority of its

    Board of Directors, purchase insurance for the purpose of indemnifying its directors, officers and other employees to the extent that such indemnification is allowed by applicable law or regulation: Provided, however, that no person shall be so indemnified or reimbursed in relation to any administrative proceeding or action instituted by an appropriate bank regulatory agency which proceeding or action results in a formal order assessing civil money penalties against an Association director or employee. Such insurance may, but need not, be for the benefit of all directors, officers, or employees.

          To the full extent from time to time permitted by North Carolina law with respect to North Carolina business corporations, and subject to the laws and regulations applicable to national banking associations, no person who is serving or who has served as a director of the Association shall be personally liable in any action for monetary damages for breach of his or her duty as a director, whether such action is brought by or in the rights of the Association or otherwise. Neither the amendment or repeal of this Article, nor the adoption of any provision of these Articles of of action, suit or claim which but for this Article would have accrued or arisen, prior to such amendment, repeal or adoption.

      The foregoing resolution is presently in full force and effect and has not been revoked or rescinded as of the date hereof.

      In witness hereof I have hereupon set the seal of Wachovia Bank and Trust Company, N. A., this 17th day of May, 1991.

                                       /s/ James G. Vanderberry
                                       James G. Vanderberry, Secretary


(Seal)



                       TO THE ARTICLES OF ASSOCIATION OF
                     WACHOVIA BANK AND TRUST COMPANY, N.A.


      The undersigned corporation hereby executes these Articles of Amendment for the purpose of amending its Articles of Association:

      1. The name of the corporation is Wachovia Bank and Trust Company, N.A.

      2. The following amendment to the Articles of Association of the corporation was adopted by its sole shareholder on the 19th day of April, 1991, in the manner prescribed by law:

      Item "FIRST" of the Articles of Association shall be amended to read as follows:

              "FIRST. The Title of this Association is WACHOVIA BANK OF NORTH

      CAROLINA NATIONAL ASSOCIATION."

      3. The effective date of the change of the Association's name and these Articles of Amendment shall be the 20th day of May, 1991.

      4. The number of shares of the corporation outsanding at the time of such adoption was 10,272,014l; the number of shares entitled to vote thereon was 10,272,014.

      5. The number of shares voted for such amendment was 10,272,014; and the number of shares voted against such amendment was 0.

      IN WITNESS WHEREOF, these Articles are signed by the President and Secretary of the corporation this 7th day of May, 1991.

                                      WACHOVIA BANK AND TRUST COMPANY, N.A.

                                      By: /s/ L. M. Baker, Jr.
                                           L. M. Baker, Jr.
                                           President


                                      By: /s/ James G. Vanderberry
                                           James G. Vanderberry
                                           Secretary


COUNTY OF FORSYTH


      I, Jill B. Tesh, a Notary Public, hereby certify that on this 7th day of May, 1991, personally appeared before me L. M. Baker, Jr. and James G. Vanderberry, each of whom being by me first duly sworn, declared that he signed the foregoing document in the capacity indicated, that he was authorized so to sign, and that the statements therein contained are true.


                                       /s/ Jill B. Tesh
                                             Notary Public



My commission expires:

April 6, 1995

                                                                 EXHIBIT T-2



                                    BYLAWS

                                      OF

                     WACHOVIA BANK AND TRUST COMPANY, N.A.




                          Adopted by the Shareholders
                               November 12, 1968



                                ---------------

                              As Amended Through
                               January 15, 1988

                                   BYLAWS OF
                     WACHOVIA BANK AND TRUST COMPANY, N.A.

                                  -----------

                                   ARTICLE I
                           MEETINGS OF SHAREHOLDERS

    Section 1.1. Annual Meeting. The regular annual meeting of the shareholders of the Bank for the election of Directors and for the transaction of such other business as may properly come before it shall be held at the principal office of the Bank in Winston-Salem, North Carolina, or at such other place as the Directors may designate, at 9:00 a.m. on the third Friday in April, or at such other hour as the Directors may designate. Notice of such meeting shall be mailed, first class mail, postage prepaid, at least ten days before the date thereof, addressed to each shareholder at his address appearing on the books of the Bank. If, for any reason, Directors are not elected at this meeting, the meeting may be adjourned to a later date for this purpose or, if this is not done, the Directors shall order an election to be held on some subsequent day as soon thereafter as practicable, according to the provisions of law; and notice thereof shall be given in the manner herein provided for the annual meeting.

    Section 1.2. Special Meetings. Except as otherwise specifically provided by statute, special meetings of the shareholders may be called for any purpose at any time by the Directors or by any three or more shareholders owning, in the aggregate, not less than 25 per cent of the stock of the Bank. Every such special meeting, unless otherwise provided by law, shall be called by mailing, first class mail, postage prepaid, not less than ten days before the date fixed for such meeting, to each shareholder at his address appearing on the books of the Bank, notice stating the time, place and purpose of the meeting.

    Section 1.3. Record Date for Shareholders Meetings. Shareholders entitled to notice of the annual meeting or any special meeting shall be shareholders shown by the records of the Bank to be shareholders twenty days before the date of any such meeting or on such other date as may be fixed in advance by the Directors, which date shall not be more than twenty days and not less than ten days before the date of the shareholders meeting.

    Section 1.4. Proxies. Shareholders may vote at any meeting of the shareholders by proxies duly authorized in writing, but no officer or employee of the Bank shall act as proxy. Proxies shall be valid only for one meeting, to be specified therein, and any adjournments of such meeting.

    Section 1.5. Quorum. At every meeting of shareholders, each shareholder shall be entitled to cast one vote either in person or by proxy for each share of stock held by him as shown by the records of the Bank twenty days before the date of the shareholders meeting or held by him on the record date fixed by the Directors pursuant to Section 1.3 hereof upon any matter coming before the meeting except as otherwise expressly provided by these bylaws. A majority of the outstanding stock, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders unless otherwise provided by law; but less than a quorum may adjourn a meeting from time to time, and the meeting may be held, as adjourned, without further notice.

    Section 1.6. Cumulative Voting. Except as otherwise provided by law, in all elections of Directors, each shareholder shall have the right to vote the number of shares owned by him for as many persons as there are Directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of Directors to be elected multiplied by the number of his shares shall equal, or to distribute them on the same principle among as many candidates as he shall think fit. This right of cumulative voting shall not be exercised unless some shareholder or proxy holder announces in open meeting, before the voting for Directors starts, his intention to vote cumulatively; and if such announcement is made, the chair shall declare that all shares entitled to vote have the right to vote cumulatively and shall announce the number of shares present in person and by proxy, and shall thereupon grant a recess of not less than one hour or of such other period as is unanimously then agreed upon by the shares represented in person or by proxy at the meeting.

      Section 1.7. Waiver of Notice. Any shareholder may in writing waive notice of any regular or special meeting at any time before or after the holding thereof.
                                   ARTICLE II
                                   DIRECTORS

      Section 2.1. Authority of Directors. The Board of Directors (referred to in these bylaws as the "Directors") shall have power to manage and administer the business and affairs of the Bank. Except as expressly limited by law, all corporate powers of the Bank shall be vested in and may be exercised by the Directors, but the Directors may delegate powers as provided in these bylaws.

      Section 2.2. Number. The Board of Directors shall consist of not less than five nor more than twenty-five shareholders, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the Directors or by resolution of the shareholders at any meeting thereof, provided, however, that a majority of the Directors may not increase the number of Directors to a number which (a) exceeds by more than two the number of Directors last elected by the shareholders where such number was fifteen or less, and (b) to a number which exceeds by more than four the number of Directors last elected by shareholders where such number was sixteen or more, but in no event shall the number of Directors exceed twenty-five.

      Section 2.3. Regular Meetings. Regular meetings of the Board of Directors shall be held on the third Friday of January, April, July and October of each year at the principal office of the Bank in Winston-Salem, North Carolina, unless the Chief Executive Officer or the Directors by a majority vote shall fix some other time or place for the holding of such meetings. Notice of these regular meetings shall be given in writing or by telephone or telegraph at least five days before the meeting.

      Section 2.4. Organization Meeting. If possible, Directors-elect shall meet on the same days of the annual meeting of shareholders at which they are elected for the purpose of organizing the new Board and for the purpose of electing officers of the Bank for the succeeding year, but in any event, the new Board shall be organized and officers elected no later than the next regular meeting of Directors.

      Section 2.5. Special Meetings. Special meetings of the Directors may be called by the Chief Executive Officer, or at the request of three or more Directors, upon not less than two days' notice. Each Director shall be given notice stating the time, place and purpose of a special meeting. Notice may be given in writing or in person or by telephone or telegraph.

      Section 2.6. Quorum. At any meeting of the Directors, a majority of the Directors shall constitute a quorum, provided not less than a majority of the Directors present are not officers of the Bank. Less than a quorum may adjourn any meeting from time to time, and the meeting may be held as adjourned without further notice. In the event of the death or disability of Directors by reason of war or other catastrophe, reducing the total Directors to less than that required for a quorum, a majority of the remaining Directors shall constitute a quorum.

      Section 2.7. Waiver of Notice. Any Director may in writing waive notice of any regular or special meeting at any time before or after the holding thereof.

      Section 2.8. Vacancies. When any vacancy occurs among the Directors, the remaining Directors may appoint a Director to fill such vacancy at any regular meeting of the Directors or at any special meeting called for that purpose. Any Directorships not filled by the shareholders shall be treated as vacancies to be filled by and in the discretion of the Directors.

      Section 2.9. Term. A Director elected at the annual meeting of shareholders shall hold office until the next annual meeting of shareholders or until his successor has been elected and qualified. A Director elected to fill a vacancy shall hold office until the next annual meeting of shareholders or until his successor is elected and qualified, provided, however, that, unless otherwise provided by law, any Director may be removed from office by a majority vote of the stock outstanding entitled to vote at any special meeting of shareholders called for that purpose.

      Section 2.10. Qualification of Directors. No person shall be elected a Director who is not the owner in his or her own right of shares of stock of First Wachovia Corporation having a par value of not less than One Thousand Dollars ($1,000), nor shall any person be elected or continue to serve as a Director past the annual meeting if such person, as of the date of the annual meeting, reached the age of seventy (70) years. No person who has retired from active participation in his principal business or from the active practice of his principal profession shall be elected a Director, provided, however, that a person who has served as Chairman, Vice Chairman, President, or Chief Executive Officer of the Bank or The Wachovia Corporation may complete an unexpired term and may be re-elected a Director after retirement from active service with the Bank or The Wachovia Corporation.

      Section 2.11. Directors Emeriti. A Director, upon retiring from the Board of Directors, may be elected a Director Emeritus by the Directors. A Director Emeritus shall not have the right to vote and shall not be charged with the responsibilities nor be the subject to the liability of Directors. He may attend meetings of the Board only upon invitation of the Directors.

      Section 2.12. Compensation. The Directors shall have authority to vote themselves reasonable compensation for their services as Directors; and the Directors may provide for their own indemnification and reimbursement of others by the Bank for liability and expenses actually incurred in connection with any action, suit or proceeding, civil or criminal, to which they shall be made a party by reason of having acted for the Bank, subject to the limitations set forth in Article Ten of the Articles of Association, and the Directors may authorize the purchase of insurance to provide therefor.

      Section 2.13. Declaration of Dividends. The Directors may, in their discretion, from time to time declare dividends as permitted by law. Such dividends may be payable in money, stock of the Bank or in other assets of the Bank. The Directors may fix a date not exceeding thirty days preceding the date fixed for the payment of any dividend as the record date for the determination of shareholders entitled to receive payment of any dividend, provided the record date shall be not less than seven days after the date on which the dividend is declared; and only shareholders of record on the date so fixed shall be entitled to receive such dividend notwithstanding any transfer of shares on the books of the Bank after any record date so fixed.

                                   ARTICLE III
                                  COMMITTEES
                        (Exclusive of Trust Department)

      Section 3.1. Power of Directors to Appoint Committees. The Directors having the power to manage and administer the business and affairs of the Bank may delegate these powers to committees which may, but need not necessarily, include Directors. By the appointment of such committees, the Directors do not thereby relieve themselves of their responsibility of directing the business and affairs of the Bank. The following committees, not to include any committees of the Trust Department, shall be annually appointed by the Directors at their organizational meeting unless they shall specifically determine not to appoint such committees. The committees which relate directly to the business and affairs of the Trust Department shall be appointed in accordance with Article V of these bylaws.

      Section 3.2. Executive Committee. The Executive Committee shall consist entirely of Directors, the number of which shall be fixed by the Directors.

      The Executive Committee may exercise all of the powers of Directors during intervals between meetings thereof, including the power to authorize the execution of contracts, deeds, leases, and other agreements respecting real or personal property. It shall fix the compensation of all officers or it may delegate this power to other committees or to the Chief Executive Officer and may authorize such committees or the Chief Executive Officer to further delegate this power. It may fill vacancies occurring in any committee appointed by the Directors between regular meetings of the Directors. It may fill vacancies occurring in any offices between meetings of Directors and, when deemed necessary, may create new offices and elect persons to fill such offices. It shall have general supervision over all expenditures of the Bank and shall consider and act upon any matter submitted to it by the Directors or by the Chief Executive Officer and shall advise the Directors in regard to the policies of the Bank and the conduct of its affairs. In the event of the death, prolonged absence, or the inability of the Chief Executive Officer to act, the Executive Committee shall appoint an Acting Chief Executive Officer who shall assume the duties and have the powers of the Chief Executive Officer until the Directors shall elect a new Chief Executive Officer. The Executive Committee shall elect its own Chairman from among its own members and shall elect its own Secretary who need not be from among its own members. The Executive Committee shall meet upon the call of the Chairman of the Executive Committee, the Chief Executive Officer, or upon the call of any two of its members.

      Section 3.3. Bank Loan and Investment Committee. The Bank Loan and Investment Committee shall include at least three members who are Directors, two of whom are not officers, and such number of additional members as the Directors may from time to time determine. The Chief Financial Officer and the Chief Loan Administration Officer shall each be a member of the Bank Loan and Investment Committee.

      The Bank Loan and Investment Committee shall have general authority with respect to all loans and investments of the Bank other than trust
investments.   It shall have the authority to appoint other committees which need not necessarily include members of the Bank Loan and Investment Committee, including the Bank Investment Committee, committees pertaining to the operation of the Corporate, Retail, Sales Finance, Mortgage and any other loan functions of the Bank, and loan committees for various branches of the Bank. The Bank Loan and Investment Committee shall have general supervision and control of all such committees which it appoints.

      Section 3.4. Audit Committee. The Directors shall annually appoint Audit Committee which shall be composed of not less than three nor more than five Directors who are not active officers or employees of the Bank. A Chairman of the Audit Committee shall be designated by the Directors.

      The Audit Committee shall assure that there exist viable auditing processes, both internal and independent, for the Bank and its subsidiary or affiliated companies. The Audit Committee shall cause suitable audits of the Trust Division to be made as set forth in Section 5.6 of Article V hereof.
In discharging its duties, the Audit Committee shall: (a) recommend to the Board of Directors the appointment of independent auditors; and (b) maintain open lines of communication with internal auditors, external auditors, and regulatory examiners, for the purpose of satis-fying the Audit Committee that audit scope and programs are not restricted short of need, that management takes appropriate and timely action on recommendations made by the auditors and/or examiners, and that Bank personnel cooperate with auditors and examiners.

   The Audit Committee shall meet on call of the Chairman of the Audit Committee as the nature of business warrants and shall review and consider reports of examination of the Comptroller of the Currency, management letters or other comments of the external auditors, reports of the internal auditor, and any other audit-related business it considers appropriate. The Chairman of the Audit Committee shall report to the Board of Directors on any recommendations made by the Audit Committee and on action taken by management on such recommendations.

  Section 3.5. Other Committees. The Directors may appoint such other committees from time to time as they may deem proper for the management of
the business   and affairs of the Bank, and the Directors may delegate to the
Executive  Committee, or to the Chief Executive Officer, the appointment of
other   committees which they may deem necessary for the direction of the business and  affairs of the Bank.

                               ARTICLE IV
                                OFFICERS

  Section 4.1. Officers to be Elected by Directors. The Board of Directors shall annually elect the following officers: a Chairman of the Board of Directors (Chairman), a President, an executive officer whose principal duty shall be to supervise the affairs of the Trust Department and be primarily responsible for the operation thereof, a Secretary, a Treasurer, a Comptroller, a General Auditor, and a General Counsel.

  The Directors may annually elect one or more Vice Chairmen of the Board of Directors, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, one or more Trust Officers, one or more Deputy Auditors, one or more Assistant Auditors, and such other officers as the Directors may think necessary or desirable.

  The Chairman, the President and the Vice Chairmen of the Board of Directors shall be Directors. Other officers may, but need not be Directors. Any two offices not inconsistent with each other may be held by the same person.

  Section 4.2. Term. Unless otherwise specified, each officer shall be elected for a term of one year but shall continue to hold office thereafter until his successor is elected or until he resigns, retires, or is removed from office.

  Section 4.3. Salaries. The salaries and other compensation of officers shall be fixed by the Executive Committee or by such person or persons to whom the power to fix compensation has been delegated.

  Section 4.4. Chief Executive Officer. The Chief Executive Officer of the Bank shall be elected annually by the Directors and may hold the title of either Chairman or President, or may hold the titles of both Chairman and President. The Chief Executive Officer shall have overall resonsibility for administering the pursuit of the basic mission and objectives of the Bank and shall exercise general supervision and authority over the affairs of the Bank and of all its subsidiary banks and companies. He shall exercise all of the powers customarily exercised by a Chief Executive Officer of a national banking association by whatever name called unless expressly limited by the Directors. All officers of the Bank shall report to him to the extent he may require.

  In the interim between meetings of the Directors or meetings of the Executive Committee, the Chief Executive Officer may make appointments pro-tem to any office below the level of Executive Vice President, either for the purpose of filling a vacancy or increasing the number of officers, such appointees pro-tem to hold office until the next succeeding regular or special meeting of the Directors, who may in their discretion approve, confirm or revoke any such appointments. The salaries of all agents and employees of the Bank other than officers shall be fixed by the Chief Executive Officer or by a committee appointed by him. The compensation of all committee members shall also be fixed by the Chief Executive Officer. He shall have the power to execute in the name and on behalf of the Bank, or to delegate such power to others, all contracts or instruments of every character relating to real or personal property without express authority of the Directors unless such authority is expressly limited by the Directors.

   It shall be the duty of the Chief Executive Officer or his designee to make a report of the Bank's performance and condition to the shareholders at their annual meeting and to the Directors at their regular meetings embracing therein such recommendations as to the policy and conduct of the business of the Bank as he may deem advisable. He shall be ex officio a member of all committees and shall preside at meetings of shareholders.

   Section 4.5. Chairman of the Board of Directors. The Chairman of the Board of Directors shall preside at all meetings of the Board of Directors. If not elected Chief Executive Officer, the Chairman shall have such other authority and shall perform such other duties as may from time to time be conferred upon him by the Directors or by the Chief Executive Officer, and in the event of the disability or death of the Chief Executive Officer or President, he shall perform the duties of the Chief Executive Officer or President unless and until the Executive Committee shall appoint an acting Chief Executive Officer or President or until a new Chief Executive Officer or President is elected by the Directors.

   Section 4.6. President. If not elected Chief Executive Officer, the President shall have such authority and shall perform such duties as may from time to time be conferred upon him by the Directors or by the Chief Executive Officer, and in the event of disability of the Chief Executive Officer or Chairman, he shall perform the duties of the Chief Executive Officer or Chairman unless and until the Executive Committee shall appoint an acting Chief Executive Officer or Chairman or until a new Chief Executive Officer or Chairman is elected by the Directors.

   Section 4.7. Vice Chairmen of the Board of Directors. Vice Chairmen of the Board of Directors shall have such authority and shall perform such duties as may from time to time be conferred upon them by the Directors or by the Chief Executive Officer.

   Section 4.8. Chief Financial Officer. The Chief Financial Officer shall have overall responsibility for maintaining the financial condition of the Bank on a sound basis and shall exercise general supervision over the financial affairs of the Bank as prescribed by the Directors or by the Chief Executive Officer. He shall serve as a member of the Bank Loan and Investment Committee and he shall have such other responsibilities and duties as shall be assigned to him by the Directors or by the Chief Executive Officer.

   Section 4.9. Chief Loan Administration Officer. The Chief Loan Administration Officer shall have overall responsibility for maintaining the loan account of the Bank on a sound basis and shall exercise general supervision over the lending activities of the Bank as prescribed by the Directors or by the Chief Executive Officer. He shall serve as a member of the Bank Loan and Investment Committee and he shall have such other responsibilities and duties as shall be assigned to him by the Directors or by the Chief Executive Officer.

   Section 4.10. Vice Presidents. Vice Presidents shall be designated as Senior Executive Vice Presidents, Executive Vice Presidents, Regional Vice Presidents, Group Vice Presidents, Senior Vice Presidents, First Vice Presidents, Vice Presidents, and Assistant Vice Presidents. The Board of Directors shall annually elect such number of each designation as it may deem proper. Each category of Vice Presidents shall have such responsibilities and duties as shall be specifically assigned to them by the Directors or, in the absence of such specific assignment of responsbilities and duties by the Directors, they shall have such responsibilities and duties as shall be assigned to them by the Chief Executive Officer.

  Section 4.11. Secretary. The Secretary shall act as secretary at all meetings or the shareholders and at all meetings of the Directors. He shall issue notices for such meetings in accordance with the requirements of the bylaws. He shall have custody of the corporate seal and, upon request of the Chief Executive Officer, shall attest any instrument relating to real or personal property and perform such other duties as from time to time shall be assigned to him by the Directors or by the Chief Executive Officer.

  Section 4.12. Assistant Secretaries. Each Assistant Secretary shall perform such duties as shall be assigned to him by the Directors or by the Chief Executive Officer and, in the absence or disability of the Secretary, one or more of the Assistant Secretaries designated by the Chief Executive Officer shall have all of the powers and perform all of the duties of the Secretary.

  Section 4.13. Treasurer. The Treasurer shall have such responsibilities and duties as shall be assigned to him by the Directors or by the Chief Executive Officer.

  Section 4.14. Assitant Treasurers. An Assistant Treasurer shall have such responsibilities and duties as shall be assigned to him by the Directors or by the Chief Executive Officer.

  Section 4.15. Comptroller. The Comptroller shall be the Chief Accounting Officer of the Bank and shall exercise general supervision and control over the accounting and financial records and reports of the Bank. He shall have such other responsibilities and duties as shall be assigned to him by the Directors or by the Chief Executive Officer.

  Section 4.16. General Auditor. The General Auditor shall have access to all books and records of the Bank and shall be responsible for auditing all financial records of the Bank. With respect to the scope, manner, extent and result of his audit, he shall be responsible only to the Directors, but in other respects, he shall be under the general supervision and direction of the Chief Executive Officer.

  Section 4.17. Deputy Auditors and Assistant Auditors. Each Deputy Auditor and Assistant Auditor shall have such responsibilities and duties as shall be assigned to him by the Directors or by the General Auditor.

  Section 4.18. General Counsel. The General Counsel shall exercise general supervision over the legal affairs and risks of the Bank. He shall have such other responsibilities and duties as shall be assigned to him by the Directors or by the Chief Executive Officer.

                                   ARTICLE V
                               TRUST DEPARTMENT

  Section 5.1. Separate Department. There shall be a separate and independent department of the Bank, designated the Fiduciary Administration Division but known generally and referred to herein as the Trust Department, which shall perform the fiduciary responsibilities of the Bank.

  Section 5.2. Management of Trust Department. An executive officer shall be elected annually who shall supervise the affairs of the Trust Department and be primarily responsible for the operation thereof, but who shall be subject to the superior authority of the Board of Directors and the Chief Executive Officer.

  Section 5.3. Other Officers of the Trust Department. Other officers of the Trust Department shall consist of Vice Presidents, Trust Officers and such other officers as the Directors or the Chief Executive Officer may deem necessary or advisable for the proper management of the affairs of the Trust Department or any branch or division of the Trust Department, and such officers shall have such duties as shall be assigned to them by the Directors or by the Chief Executive Officer or by the exeuctive officer in charge of the Trust Department. They shall report to the executive officer in charge of the Trust Department but shall be under the general supervision of the Chief Executive Officer.

  Section 5.4 Trust Committee. There shall be a Trust Committee annually appointed by the directors at their organizational meeting. The Trust Committee shall consist of at least two Directors who are not officers, the executive officer in charge of the Trust Department, and such additional members as the Directors may elect. The Chairman of the Trust Committee shall be designated by the Board of Directors and the Trust Committee may elect its own Secretary who need not be from among its own members.

  The Trust Committee shall have the responsibility to determine the general policies for the operation of the Trust Department, review and evaluate marketing plans, revenue and profit goals, fee schedules, and litigation or other legal problems involving the Trust Department.

  The Trust Committee shall review and evaluate on an overall basis the investment policies, philosophy and performance of all trust investments but shall not participate in specific investment decisions.

  The Trust Committee may delegate authority to such individuals and may appoint such committee as it from time to time deems necessary and proper.

  The Trust Committee shall hold regular meetings at least quarterly and at such other times as it may be called to meet by the Board of Directors, the Chief Executive Officer, the Chairman of the Trust Committee, the executive officer in charge of the Trust Department, or by any two of its members.

  Section 5.5 Trust Investment Committee. There shall be a Trust Investment Committee annually appointed by the Directors at their organizational meeting. The Trust Investment Committee shall include the executive officer in charge of the Trust Department and such additional members as the Directors may elect. The Chairman of the Trust Investment Committee shall be designated by the Board of Directors and the Trust Investment Committee may elect its own Secretary who need not be from among its own members.

  The Trust Investment Committee shall have general authority with respect to the investment and disposition of all property held by the Bank in a fiduciary capacity. The Trust Investment Committee shall establish and supervise the investment policies, philosophy, performance and strategy for all trust investments on an overall basis but need not concern itself with specific investment decisions for individual accounts. The Trust Investment Committee shall authorize the making of such contracts or agreements with investment counsel and secure such other investment advice and materials as it may deem necessary and proper.

  The Trust Investment Committee may delegate its authority to such individuals and may appoint such other committees as it deems necessary and proper to deal with any particular activity of the Trust Investment Committee. Such individuals and such other committees shall report periodically and be responsible to the Trust Investment Committee.

  The Trust Investment Committee shall hold regular meetings at least once a month and at such other times as it may be called to meet by the Board of Directors, the Chief Executive Officer, the Chairman of the Trust Investment Committee, the executive officer in charge of the Trust Department or by any two of its members.

  Section 5.6 Audit of Trust Department. A suitable audit shall be made at least once each calendar year and within fifteen months of the last such audit, by auditors responsible only to the Board of Directors, in order to ascertain that the Trust Department has been administered in accordance with the applicable law, rules and regulations, and sound fiduciary principles. Such audit shall be separate and apart from any examination conducted by any regulatory agency.

  Section 5.7. Trust Department Records. There shall be maintained by the Trust Department separate and distinct from the other records of the Bank, all records necessary and sufficient to assure that the fiduciary responsibilities of the Bank have been properly undertaken and discharged.

                                   ARTICLE VI
                              BOARDS OF MANAGERS

  Section 6.1. Authority. The regional Boards of Managers shall have general supervision over all the business and affairs of their respective regions subject to the superior authority of the Directors, the Executive Committee and the Chief Executive Officer, and may establish rules and regulations for the conduct of the business of their respective regions not inconsistent with these bylaws. The regional Boards of Managers may, with the approval of the Chief Executive Officer, elect persons to fill vacancies in its (their) membership. Members so elected shall serve until the next regular meeting of the Directors. The regional Boards of Managers shall in turn have authority to appoint Advisory Boards for such locations of the Bank within their respective regions as they may deem advisable.

  Section 6.2. Meetings. The regular meetings of the regional Boards of Managers shall be held each quarter during the months of Junuary, April, July and October before the regular meetings to be held in those months by the Directors. The Chairman of each regional Board of Managers, the officer in charge of the region, or any two members of a Board of Managers may call meetings at such other times as they may deem necessary. Four members of a regional Board of Managers, at least two of whom are not officers of the Bank, shall constitute a quorum. Each regional Board of Managers shall keep minutes and shall appoint a person to act as Secretary of each Board.

  Section 6.3. Organization. The regional Boards of Managers shall, before the April meeting of the Directors, select for recommendation by the proper appointing authority members of its own Board, a Chairman of its Board, officers of its region, members of an Examining Committee, and members of such other committees as may from time to time be established by the appointing authority. All such recommendations shall be transmitted to the Secretary of the Bank before the meeting of the Directors in April.

                                   ARTICLE VII
                         STOCK AND STOCK CERTIFICATES

  Section 7.1. Certificates. The shares of stock of the Bank shall be represented by certificates signed by the Chief Executive Officer or a Vice President and the Secretary or an Assistant Secretary, manually or by facsimile, and shall bear the seal of the Bank or a printed or engraved facsimile of the seal, shall be in such form as the Directors may prescribe, and shall be issued for one or more full shares only.

  Section 7.2. Transfer. Shares of stock shall be transferable only on the books of the Bank by the holder or by an attorney or legal representative thereof duly authorized by a power of attorney filed with the Bank and upon surrender of the stock certificate or certificates for such shares properly endorsed.

  Section 7.3. Address of Shareholders. Every shareholder shall keep the Bank advised of his mailing address. The Bank may rely upon its shareholder records as to the mailing address of any shareholder unless and until otherwise advised in writing.

  Section 7.4. Lost Certificates. The holder of any shares of stock of this Bank, the certificate or certificates for which shall have been lost or destroyed, shall immediately notify the Bank of such fact. A new certificate or certificates may be issued upon satisfactory proof of the loss or destruction of the old certificate, and the Bank may require a bond which shall be in such sum, contain such terms and provisions, and have such surety or sureties as the Bank may require.

  Section 8.1. Form. The seal of the Bank shall consist of the words "Wachovia Bank and Trust Company, N.A., Winston-Salem, N.C.'' in concentric circles with the word "Seal'' appearing in the inner circle, and shall be in the form impressed hereon.

  Section 8.2. Use of Seal. The seal may be affixed to any document by the Secretary, any Assiatant Secretary, or other person specifically authorized by the Directors, the Executive Committee, or the Chief Executive Officer.

                              ARTICLE IX
                             FISCAL YEAR

  Section 9.1. Fiscal Year. The fiscal year of the Bank shall be the calendar year.

                              ARTICLE X
                                BYLAWS

  Section 10.1. Amendments. The bylaws may be amended, altered or repealed either by the shareholders at any regular meeting of the shareholders or at any special meeting called for that purpose or by an affirmative vote of a majority of the Directors then holding office at any regular or special meeting, and the authority of the Directors shall include the authority to amend, alter or repeal any bylaw adopted by the shareholders unless the shareholders with respect to any specific bylaw shall limit the power of the Directors to amend or repeal any such specific bylaw.

  Section 10.2. Inspection. A copy of the bylaws with all amendments thereto shall be kept in the custody of the Secretary at the principal office of the Bank and shall be open for inspection to all shareholders during normal banking hours.

RESOLUTION TO AMEND THE BYLAWS
OF THE WACHOVIA CORPORATION

     WHEREAS, the volume and scope of lending activity has created a need for revision of the Company's Loan Committee structure and process to afford a more efficient, uniform, and effective review and focused appraisal of loans and investments; and

     WHEREAS, the Company's revision of the Loan and Investment Committee structure and process and the establishment of a Board Credit Committee will provide a more effective review and monitoring process of loans originating in the Company and increase the direct involvement of non-management Directors of the Company in the credit review process;

     NOW, THEREFORE, BE IT RESOLVED, that Article III, Section 3.4 of the Bylaws is hereby amended by striking and deleting said Section in its entirety and substituting in lieu thereof the following Article III, Section 3.4:

     "Section 3.4. Board Credit Committee. The Board Credit Committee shall consist entirely of non-management Directors, the number of which shall be determined by the Board. The Board Credit Commitee shall have general authority for all loans, investments and other credit exposures, except Trust investments. The Board Credit Committee may appoint a Management Credit Commitee, and such other credit committees as it deems appropriate, and delegate to them such responsibility and authority as is deemed appropriate for the proper conduct and supervision of loan and investment activities. However, the Board Credit Committee shall maintain supervision and oversight of loan and investment activities through periodic reviews of major credit policies, practices, processes, exposures, and problems as it deems necessary to ensure the overall soundness of loans and investments, the effectiveness of lending activities, and the adequacy of loss reserves.''

RESOLUTION TO AMEND THE BYLAWS OF
WACHOVIA BANK AND TRUST COMPANY, N.A.


     WHEREAS, the volume and scope of lending activity has created a need for revision of the Company's Loan Committee stucture and process to afford a more efficient, uniform, and effective review and focused appraisal of loans and investments; and

     WHEREAS, the Company's revision of the Loan and Investment Committee structure and process and the establishment of a Board Credit Committee will provide a more effective review and monitoring process of loans originating in the Company and increase the direct involvement of non-management Directors of the Company in the credit review process;

     NOW, THEREFORE, BE IT RESOLVED, that Article III, Section 3.3 of the Bylaws is hereby amended by striking and deleting said Section in its entirety and substructuring in lieu thereof the following Article III,
Section 3.3:

     "Section 3.3 Board Credit Committee. The Board Credit Committee shall consist entirely of non-management Directors, the number of which shall be determined by the Board. The Board Credit Committee shall have general authority for all loans, investments and other credit exposures, except Trust investments. The Board Creidt Committee may appoint a Management Credit Committee, and such other credit committees as it deems appropriate, and delegate to them such responsibility and authority as is deemed appropriate for the proper conduct and supervision of loan and investment activities. However, the Board Credit Committee shall maintain supervision and oversight of loan and investment activities through periodic reviews of major credit policies, practices, processes, exposures, and problems as it deems necessary to ensure the overall soundness of loans and investments, the effectiveness of lending activities, and the adequacy of loss reserves.''

RESOLUTION TO AMEND THE BYLAWS OF
WACHOVIA BANK AND TRUST COMPANY, N.A.


   WHEREAS, ultimate responsibility for the proper exercise of its fiduciary powers lies with the Bank's Board of Directors; and

   WHEREAS, the Board of Directors may assign the administration of such of the Bank's fiduciary powers as it may consider proper to such Directors, officers, or committees as it may designate; and

   WHEREAS, Directors review and evaluate the actions of individuals or committees to assure that the Bank's fiduciary duties and responsibilites are administered efficiently and in full compliance with all applicable laws, regulations and sound fiduciary principles; and

   WHEREAS, the organizational structure of the Trust Department should be set forth in the Bylaws of the Bank:

   NOW, THEREFORE, BE IT RESOLVED, that Article V, Section 5.4 of the Bylaws is hereby amended by striking and deleting said Section in its entirety and substituting in lieu thereof the following Article V, Section 5.4:


     Section 5.4. Board Trust Committee. There shall be a Board Trust Committee annually appointed by the Directors at their organizational meeting. The Board Trust Committee shall consist entirely of non-management Directors, the number of which shall be determined by the Board. The Chairman of the Board Trust Committee shall be designated by the Board of Directors and the Board Trust Committee may elect its own secretary who need not be from among its own members.

     The Board Trust Committee shall have the responsibility and authority for supervision and oversight of the general policies and operations of the trust function and to review and evaluate its plans, strategies, goals, fee schedules, legal matters and performance.

     The Board Trust Committee shall appoint a Management Trust Committee, and such other trust committees as it from time to time deems necessary and proper, and delegate to them such duties and authority as it deems appropriate for the proper administration of the Bank's fiduciary responsibilities.

     The Board Trust Committee shall hold regular meetings at least quarterly and at such other times as it may be called to meet by the Board of Directors, the Chief Executive Officer, the Chairman of the Trust Committee, the executive officer in charge of the Trust Department, or by a majority of its members.

   RESOLVED FURTHER, that Article V, Section 5.5 of the Bylaws is hereby amended by striking and deleting said Section in its entirety and the remaining subsequent Sections of Article V are hereby renumbered accordingly.

RESOLUTION AMENDING BYLAWS - CORPORATION


     "WHEREAS, the bylaws presently limit the number of Directors who may be members of the Audit Committee to five (5); and

     "WHEREAS, it is deemed desirable not to so limit the number of Directors who may be members of the Audit Committee.

     "NOW, THEREFORE, BE IT RESOLVED, that the bylaws of the Company are hereby amended as follows:

     "The entire first paragraph of Section 3.3 is deleted and the following substituted therefor:

          "Section 3.3. Audit Committee. The Directors shall annually appoint an Audit Committee, which shall consist entirely of Directors who are not active officers or employees of the Company, the number of which shall be fixed by the Directors. A chairman of the Audit Committee shall be designated by the Directors."








RESOLUTION AMENDING BYLAWS - BANK

     "WHEREAS, the bylaws presently limit the number of Directors who may be members of the Audit Committee to five (5); and

     "WHEREAS, it is deemed desirable not to so limit the number of Directors who may be members of the Audit Committee.

     "NOW, THEREFORE, BE IT RESOLVED, that the bylaws of the Bank are hereby amended as follows:

     "The entire first paragraph of Section 3.4 is deleted and the following substituted therefor:

          "Section 3.4. Audit Committee. The Directors shall annually appoint an Audit Committee, which shall consist entirely of Directors who are not active officers or employees of the Bank, the number of which shall be fixed by the Directors. A chairman of the Audit Committee shall be designated by the Directors."

                          BOARD OF DIRECTORS MEETING
                                APRIL 19, 1991


RESOLUTIONS RECOMMENDING AMENDING ARTICLES OF ASSOCIATION-
CHANGE OF BANK NAME TO WACHOVIA BANK OF NORTH CAROLINA
NATIONAL ASSOCIATION

   RESOLVED, that the Board of Directors of Wachovia Bank and Trust Company, N.A. (the "Bank") does hereby adopt the following resolutions:

   "RESOLVED, that the adoption of the following resolution is hereby recommended to the sole shareholder of the Bank:

        RESOLVED, that the Articles of Association shall be amended by deleting ARTICLE FIRST thereof in its entirety and substituting therefor the following new ARTICLE FIRST:


        ' FIRST. The title of this Association shall be "WACHOVIA BANK OF NORTH CAROLINA, NATIONAL ASSOCIATION." '

   RESOLVED FURTHER, that the change of the Bank's name, and amendment of the Articles of Association shall be effective on or after April 26, 1991, or as soon thereafter as the proper officers of the Bank, acting for and on behalf of the Bank, shall have filed the proper documents with the Comptroller of the Currency and established an appropriate and effective implementation date for the name change and amendment; and

   RESOLVED FURTHER, that effective upon the change of the Bank's name, the seal of the Bank shall be revised to reflect the changed name of the Bank, which seal shall consist of the new name of the Bank in concentric circles with the word "Seal" appearing in the inner circle; and

   RESOLVED FURTHER, that effective upon the change of the Bank's name, the form of the Common Stock Certificate of the Bank shall be revised to reflect the changed name of the Bank, and the form and content of said Common Stock Certificate shall otherwise remain unchanged; and

   RESOLVED FURTHER, that effective upon the change of the Bank's name, the Bylaws of the Bank shall be amended by deleting the former name of the Bank in all instances in which it appears in said Bylaws, and substituting therefor the new name of the Bank; and

   RESOLVED FURTHER, that the proper officers of the Bank, acting for and on behalf of the Bank, shall be and hereby are authorized and directed to take any and all actions as may be deemed necessary or advisable to carry out the purpose resolutions, including but not limited to the following: filing the proper documents with the Comptroller of the Currency, filing proper documents with other governmental, administrative and regulatory bodies and agencies; amending executory contracts to which the Bank is party or by which it is bound, in order to reflect the changed name of the Bank (which amendments shall not affect the validity or enforceability of such contracts); and amending or giving necessary notices pursuant to any and all other documents, permits, licenses, agreements or other instruments of any type whatsoever affecting the Bank in order to reflect the changed name of the Bank (which amendments and notices shall not affect the validity or enforceability of the instruments with respect to which they are made or given).''

                                                                  EXHIBIT T-3

                                  CONSENT OF TRUSTEE



           Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in conjunction with the proposed issuance of debt securities by CCB Corporation, Wachovia Bank of North Carolina, N.A., hereby consents that reports of examinations by federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request thereof.

                                       Wachovia Bank of North Carolina, N.A.




                                       By: /s/ Sandra M. Turner
                                               Sandra M. Turner
                                               Vice President

       [LETTERHEAD OF BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM]

- --------------------------------------------------------------------------------

(LOGO OF BOARD OF                              Please refer to page i,         1
GOVERNORS OF THE                               Table of Contents, for
FEDERAL RESERVE                                the required disclosure
SYSTEM APPEARS HERE)                           of estimated burden.

- --------------------------------------------------------------------------------

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices--FFIEC 031

Report at the close of business June 30, 1993

 (930630)
- -----------
(RCRI 9999)

This report is required by law: 12 U.S.C. (S)324 (State member banks); 12 U.S.C.
(S)1817 (State nonmember banks); and 12 U.S.C. (S)161 (National Banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

- --------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.

I, James A. Tewes, Senior Vice-President
   ---------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ James A. Tewes
- ----------------------------------------------
Signature of Officer Authorized to Sign Report

        7/29/93
- ----------------------------------------------
Date of Signature

The reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principals.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


- ----------------------------------------------
Director (Trustee)


- ----------------------------------------------
Director (Trustee)


- ----------------------------------------------
Director (Trustee)

- --------------------------------------------------------------------------------

For Banks Submitting Hard Copy Report Forms:

State Member Banks: Return the original and one copy to the appropriate Federal Reserve District Bank.

State Nonmember Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2139 Espey Court, Crofton, MD 21114.

National Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2139 Espey Court, Crofton, MD 21114.

- --------------------------------------------------------------------------------

FDIC Certificate Number 00817
                        -----

CALL NO. 184       31       06-30-93

CERT: 00817     09039   STBK 37-2230

WACHOVIA BANK OF NORTH CAROLINA, NAT
P.O. BOX 3099
WINSTON-SALEM, NC   27102

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices
- -------------------------------------------------------------------------------

Table of Contents

Signature Page                                                      Cover

Report of Income

Schedule RI--Income Statement....................................RI-1,2,3

Schedule RI-A--Changes in Equity Capital.............................RI-3

Schedule RI-B--Charge-offs and Recoveries and Changes in
  Allowance for Loan and Lease Losses..............................RI-4,5

Schedule RI-C--Applicable Income Taxes by Taxing Authority...........RI-5

Schedule RI-D--Income from International Operations..................RI-6

Schedule RI-E--Explanations........................................RI-7,8

Report of Condition

Schedule RC--Balance Sheet.........................................RC-1,2

Schedule RC-A--Cash and Balances Due From Depository
  Institutions.......................................................RC-3

Schedule RC-B--Securities..........................................RC-4,5

Schedule RC-C--Loans and Lease Financing
 Receivables:
    Part I. Loans and Leases.......................................RC-6,7
    Part II. Loans to Small Businesses and Small Farms
       (included in the forms for June 30 only)..................RC-7a,7b

Schedule RC-D--Assets Held in Trading Accounts in Domestic
  Offices Only (to be completed only by banks with $1
  billion or more in total assets)...................................RC-8

Schedule RC-E--Deposit Liabilities................................RC-9,10

Schedule RC-F--Other Assets.........................................RC-11

Schedule RC-G--Other Liabilities....................................RC-11

Schedule RC-H--Selected Balance Sheet Items for Domestic
  Offices...........................................................RC-12

Schedule RC-I--Selected Assets and Liabilities of IBFs..............RC-12












Schedule RC-K--Quarterly Average....................................RC-13

Schedule RC-L--Off-Balance Sheet Items...........................RC-14,15

Schedule RC-M--Memoranda.........................................RC-16,17

Schedule RC-N--Past Due and Nonaccrual Loans,
  Leases, and Other Assets.......................................RC-18,19

Schedule RC-O--Other Data for Deposit Insurance
  Assessments....................................................RC-19,20

Schedule RC-R--Risk-Based Capital................................RC-21,22

Optional Narrative Statement Concerning the
  Amounts Reported in the Reports of Condition
  and Income........................................................RC-23

Special Report (to be completed by all banks)

Schedule RC-J--Repricing Opportunities (sent only to and to be completed only by savings banks)

Disclosure of Estimated Burden

The estimated average burden associated with this information collection is 29.2 hours per respondent and is estimated to vary from 14.6 to 150 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

For information or assistance, national and state nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC (3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District bank.

Legal Title of Bank: Wachovia Bank of North Carolina, N.A.   Call Date: 6/30/93
Address:             P.O. Box 3099                           ST-BK: 37-2230
City, State  Zip:    Winston-Salem, NC  27102-3099           FFIEC 031
FDIC Certificate No: 00817                                   Page RI-1


Consolidated Report of Income
for the period January 1, 1993 - June 30, 1993

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement


                                                                                                        --------
                                                                                                           1480
                                                                                              ------------------
                                                                 Dollar Amounts in Thousands  RIAD  Bil Mil Thou
- ----------------------------------------------------------------------------------------------------------------
1. Interest income:                                                                           //////////////////
   a. Interest and fee income on loans:                                                       //////////////////
      (1) In domestic offices:                                                                //////////////////
          (a) Loans secured by real estate..................................................  4011       134,898   1.a.(1)(a)
          (b) Loans to depository institutions..............................................  4019         4,311   1.a.(1)(b)
          (c) Loans to finance agricultural production and other loans to                     //////////////////
              farmers.......................................................................  4024         2,381   1.a.(1)(c)
          (d) Commercial and industrial loans...............................................  4012        77,694   1.a.(1)(d)
          (e) Acceptences of other banks....................................................  4026             0   1.a.(1)(e)
          (f) Loans to individuals for household, family, and other personal expenditures:    //////////////////
              (1) Credit cards and related plans............................................  4054         9,633   1.a.(1)(f)(1)
              (2) Other.....................................................................  4055        73,001   1.a.(1)(f)(2)
          (g) Loans to foreign governments and official institutions........................  4056            25   1.a.(1)(g)
          (h) Obligations (other than securities and leases) of states and                    //////////////////
              political subdivisions in the U.S.:                                             //////////////////
              (1) Taxable obligations.......................................................  4503         2,009   1.a.(1)(h)(1)
              (2) Tax-exempt obligations....................................................  4504         7,091   1.a.(1)(h)(2)
          (i) All other loans in domestic offices...........................................  4058        46,324   1.a.(1)(i)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs.....................  4059             0   1.a.(2)
   b. Income from lease financing receivables:                                                //////////////////
      (1) Taxable leases....................................................................  4505         2,199   1.b.(1)
      (2) Tax-exempt leases.................................................................  4307             0   1.b.(2)
   c. Interest income on balances due from depository institutions:(1)                        //////////////////
      (1) In domestic offices...............................................................  4105             0   1.c.(1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs.....................  4106         1,532   1.c.(2)
   d. Interest and dividend income on securities:                                             //////////////////
      (1) U.S. Treasury securities and U.S. Government agency and corporation                 //////////////////
          obligations.......................................................................  4027       100,056   1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:                 //////////////////
          (a) Taxable securities............................................................  4506           314   1.d.(2)(a)











          (b) Tax-exempt securities.........................................................  4507        16,984   1.d.(2)(b)
      (3) Other domestic debt securities....................................................  3657         2,824   1.d.(3)
      (4) Foreign debt securities...........................................................  3658             0   1.d.(4)
      (5) Equity securities (including investments in mutual funds).........................  3659           175   1.d.(5)
   e. Interest income from assets held in trading accounts..................................  4069        11,671   1.e.
                                                                                             --------------------

- --------------
(1) Includes interest income on time certificates of deposit not held in trading accounts.

Legal Title of Bank: Wachovia Bank of North Carolina, N.A.   Call Date: 6/30/93
Address:             P.O. Box 3099                           ST-BK: 37-2230
City, State  Zip:    Winston-Salem, NC  27102-3099           FFIEC 031
FDIC Certificate No: 00817                                   Page RI-2

Schedule RI--Continued


                                                                                       ------------------
                                                    Dollar Amounts in Thousands             Year-to-date
- ---------------------------------------------------------------------------------------------------------
 1. Interest income (continued)                                                   RIAD      Bil Mil Thou
    f. Interest income on federal funds sold and securities purchased             //////////////////////
       under agreements to resell in domestic offices of the bank and of          //////////////////////
       its Edge and Agreement subsidiaries, and in IBFs........................   4020            10,605    1.f.
    g. Total interest income (sum of items 1.a through 1.f)....................   4107           503,727    1.g.
 2. Interest expense:                                                             //////////////////////
    a. Interest on deposits                                                       //////////////////////
       (1) Interest on deposits in domestic offices:                              //////////////////////
           (a) Transaction accounts (NOW accounts, ATS accounts, and              //////////////////////
               telephone and preauthorized transfer accounts)..................   4508            11,356    2.a.(1)(a)
           (b) Nontransaction accounts:                                           //////////////////////
               (1) Money market deposit accounts (MMDAs).......................   4509            21,863    2.a.(1)(b)(1)
               (2) Other savings deposits......................................   4511            13,158    2.a.(1)(b)(2)
               (3) Time certificates of deposit of $100,000 or more............   4174            22,592    2.a.(1)(b)(3)
               (4) All other time deposits.....................................   4512            56,073    2.a.(1)(b)(4)
       (2) Interest on deposits in foreign offices, Edge and Agreement            //////////////////////
           subsidiaries, and IBFs..............................................   4172             3,983    2.a.(2)
    b. Expense of federal funds purchased and securities sold under               //////////////////////
       agreements to repurchase in domestic offices of the bank and of            //////////////////////
       its Edge Agreement subsidiaries, and in IBFs............................   4180            45,259    2.b.
    c. Interest on demand notes issued to the U.S. Treasury and on other          //////////////////////
       borrowed money..........................................................   4185            32,551    2.c.
    d. Interest on mortgage indebtedness and obligations under capitalized        //////////////////////
       leases..................................................................   4072                83    2.d.











    e. Interest on subordinated notes and debentures...........................   4200             4,562    2.e.
    f. Total interest expense (sum of items 2.a through 2.e)...................   4073           211,480    2.f.
                                                                                                         ---------------------
 3. Net interest income (item 1.g minus 2.f)...................................   //////////////////////   RIAD 4074  292,247  3.
                                                                                                         ---------------------
 4. Provisions:                                                                   //////////////////////
                                                                                                         ---------------------
    a. Provision for loan and lease losses.....................................   //////////////////////   RIAD 4230    5,945
4.a.
    b. Provision for allocated transfer risk...................................   //////////////////////   RIAD 4243        0
4.b.
                                                                                                         ---------------------
 5. Noninterest income:                                                           //////////////////////
    a. Income from fiduciary activities........................................   4070            37,962    5.a.
    b. Service charges on deposit accounts in domestic offices.................   4080            49,097    5.b.
    c. Trading gains (losses) and fees from foreign exchange transactions......   4075             3,464    5.c.
    d. Other foreign transaction gains (losses)................................   4076                 0    5.d.
    e. Gains (losses) and fees from assets held in trading accounts............   4077             5,932    5.e.
    f. Other noninterest income:                                                  //////////////////////
       (1) Other fee income....................................................   5407            15,402    5.f.(1)
       (2) All other noninterest income*.......................................   5408            31,980    5.f.(2)
                                                                                                        ----------------------
    g. Total noninterest income (sum of itmes 5.a through 5.f).................   //////////////////////   RIAD 4079  143,837
5.g.
 6. Gains (losses) on securities not held in trading accounts..................   //////////////////////   RIAD 4091      286  6.
                                                                                                        ----------------------
 7. Noninterest expense:                                                          //////////////////////
    a. Salaries and employee benefits..........................................   4135            95,565    7.a.
    b. Expenses of premises and fixed assets (net of rental income)               //////////////////////
       (excluding salaries and employee benefits and mortgage interest)........   4217            26,680    7.b.
    c. Other noninterest expense*..............................................   4092           128,628    7.c.
                                                                                                        ----------------------
    d. Total noninterest expense (sum of items 7.a through 7.c)................   //////////////////////   RIAD 4093  250,873
7.d.
                                                                                                        ----------------------
 8. Income (loss) before income taxes and extraordinary items and other           //////////////////////
                                                                                                        ----------------------
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6, and 7.d).........   //////////////////////   RIAD 4301  179,552  8.
 9. Applicable income taxes (on item 8)........................................   //////////////////////   RIAD 4302   49,565  9.
                                                                                                        ----------------------
10. Income (loss) before extraordinary items and other adjustments                //////////////////////
                                                                                                        ----------------------
    (item 8 minus 9)...........................................................   //////////////////////   RIAD 4300  129,987  10.
                                                                                 ---------------------------------------------

- --------------

*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  Wachovia Bank of North Caroline, N.A.   Call Date: 6/30/93











Address:              P.O. Box 3099                               ST-BK: 37-2230
City, State   Zip:    Winston-Salem, NC  27102-3099                    FFIEC 031
FDIC Certificate No.: 00817                                            Page RI-3
                      -----

Schedule RI--Continued

                                                                           --------------------
                                                                                  Year-to-date
                                                                           --------------------
                                                Dollar Amounts in Thousands  RIAD Bil Mil Thou
- -----------------------------------------------------------------------------------------------
11. Extraordinary items and other adjustments:                               /////////////////
    a. Extraordinary items and other adjustments, gross of income taxes*  .  4310            0   11.a.
    b. Applicable income taxes (on item 11.a)*  ...........................  4315            0   11.b.
    c. Extraordinary items and other adjustments, net of income taxes        ///////////////// --------------------------
       (item 11.a minus 11.b)  ............................................  /////////////////   RIAD 4320              0   11.c.
12. Net income (loss) (sum of items 10 and 11.c)  .........................  /////////////////   RIAD 4340        129,987   12.
                                                                            ---------------------------------------------

Memoranda                                                                                                  Year-to-date
                                                                                                    ---------------------
                                                                         Dollar Amounts in Thousands  RIAD  Bil  Mil Thou
- -------------------------------------------------------------------------------------------------------------------------
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after        ///////////////////
    August 7, 1986, that is not deductible for federal income tax purposes  ........................  4513            173   M.1.
 2. Not applicable  ................................................................................  ///////////////////
 3. Estimated foreign tax credit included in applicable income taxes, items 9 and 11.b above .......  4309            126   M.3.
 4. To be completed only by banks with $1 billion or more in total assets:                            ///////////////////
    Taxable equivalent adjustment to "Income (loss) before income taxes and extraordinary             ///////////////////
    items and other adjustments" (item 8 above)  ...................................................  1244         37,581   M.4.
 5. Number of full-time equivalent employees on payroll at end of current period (round to            ////         Number
    nearest whole number)  .........................................................................  4150          5,235   M.5.
                                                                                                    ---------------------

Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.
                                                                                                               ----------
                                                                                                                     1483
                                                                                                    ---------------------
                                                                           Dollar Amounts in Thousands  RIAD Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------------------
 1. Total equity capital originally reported in the December 31, 1992, Reports of Condition           ///////////////////
    and Income  ..................................................................................... 3215      1,306,849    1.











 2. Equity capital adjustments from amended Reports of Income, net*  ................................ 3216              0    2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2)  ........................... 3217      1,306,849    3.
 4. Net income (loss) (must equal Schedule RI, item 12)  ............................................ 4340        129,987    4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net  ............................. 4346            720    5.
 6. Changes incident to business combinations, net  ................................................. 4356              0    6.
 7. LESS: Cash dividends declared on preferred stock  ............................................... 4470              0    7.
 8. LESS: Cash dividends declared on common stock  .................................................. 4460         60,685    8.
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions         ///////////////////
    for this schedule)  ............................................................................. 4411              0    9.
10. Corrections of material accounting errors from prior years* (see instructions for this schedule)  4412              0   10.
11. Change in net unrealized loss on marketable equity securities  .................................. 4413              0   11.
12. Foreign currency translation adjustments  ....................................................... 4414              0   12.
13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above)  ....... 4415          2,860   13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal Schedule RC,   ///////////////////
    item 28)  ....................................................................................... 3210      1,379,731   14.
                                                                                                     --------------------

- -----------
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  Wachovia Bank of North Carolina, N.A.   Call Date: 6/30/93
Address:              P.O. Box 3099                           ST-BK: 37-2230
City, State  Zip:     Winston-Salem, NC 27102-3099            FFIEC 031
FDIC Certificate No.: 00817                                   Page RI-4

Schedule RI-B--Charge-offs and Recoveries and Changes
               in Allowance for Loan Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                               --------
                                                                                                                 1486
                                                                           --------------------------------------------
                                                                                  (Column A)                (Column B)
                                                                                  Charge-offs               Recoveries
                                                                           --------------------------------------------
                                                                                        calendar year-to-date
                                                                           --------------------------------------------
                                       Dollar Amounts in Thousands         RIAD   Bil Mil   Thou  RIAD   Bil Mil  Thou
- -----------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:                                            ////////////////////  /////////////////////
   a. To U.S. addressees (domicile)........................................ 4651           2,236  4661              507  1.a.
   b. To non-U.S. addresees (domicile)..................................... 4652               0  4662                0  1.b.
2. Loans to depository institutions and acceptances of other banks:         ////////////////////  /////////////////////
   a. To U.S. banks and other U.S. depository institutions................. 4653               0  4663                0  2.a.











   b. To foreign banks..................................................... 4654               0  4664               15  2.b.
3. Loans to finance agricultural production and other loans to farmers..... 4655               0  4665                0  3.
4. Commercial and industrial loans:                                         ////////////////////  /////////////////////
   a. To U.S. addressees (domicile)........................................ 4645           1,491  4617            1,882  4.a.
   b. To non-U.S. addressees (domicile).................................... 4646               0  4618                0  4.b.
5. Loans to individuals for household, family, and other personal
   expenditures:                                                            ////////////////////  /////////////////////
   a. Credit cards and related plans....................................... 4656             619  4666              212  5.a.
   b. Other (includes single payment, installment, and all student loans).. 4657           1,739  4667              505  5.b.
6. Loans to foreign governments and official institutions.................. 4643               0  4627                0  6.
7. All other loans......................................................... 4644               0  4628                0  7.
8. Leases financing receivables:                                            ////////////////////  /////////////////////
   a. Of U.S. addressees (domicile)........................................ 4658             105  4668              54   8.a.
   b. Of non-U.S. addressees (domicle)......................................4659               0  4669               0   8.b.
9. Total (sum of items 1 through 8)........................................ 4635           6,190  4605           3,175   9.
                                                                           --------------------------------------------

                                                                           ---------------------------------------------
                                                                                   Cumulative               Cumulative
                                                                                  Charge-offs               Recoveries
                                                                                  Jan. 1, 1986             Jan. 1, 1986
Memoranda                                                                           through                  through
                                             Dollar Amounts in Thousands          Dec. 31, 1989             Report Date
- ------------------------------------------------------------------------------------------------------------------------
To be completed by national banks only.                                    RIAD   Bil Mil   Thou  RIAD    Bil Mil   Thou
                                                                           ---------------------  ----------------------
1. Charge-offs and recoveries of Special-Category Loans, as defined for     ////////////////////  //////////////////////
    this Call Report by the Comptroller of the Currency.................... ////////////////////  4784             2,481 M.1.
                                                                           ---------------------  ----------------------
                                                                           ---------------------------------------------
                                                                                  (Column A)                (Column B)
                                                                                  Charge-offs               Recoveries
                                                                           ---------------------  ----------------------
                                                                                      calendar year-to-date
Memorandum items 2 and 3 are to be completed by all banks.                 ---------------------------------------------
2. Loans to finance commercial real estate, construction, and land         RIAD   Bil Mil   Thou  RIAD    Bil Mil   Thou
   development activities (not secured by real estate) included in         ---------------------  ----------------------
   Schedule RI-B, part I, items 4 and 7, above............................. 5409               0  5410                0  M.2.
3. Loans secured  by real estate in domestic offices (included in  Schedule
   RI-B, part 1, item 1, above):                                            ////////////////////  /////////////////////
   a. Construction and land development.................................... 3582               0  3583               54  M.3.a.
   b. Secured by farmland.................................................. 3584              16  3585                0  M.3.b.
   c. Secured by 1-4 family residential properties:                         ////////////////////  /////////////////////
      (1) Revolving, open-end loans secured by 1-4 family residential       ////////////////////  /////////////////////
          properties and extended under lines of credit.................... 5411              19  5412                6  M.3.c.(1)
      (2) All other loans secured by 1-4 family residential properties..... 5413             158  5414               21  M.3.c.(2)
   d. Secured by mutlifamily (5 or more) residential properties............ 3588              32  3589                0  M.3.d.
   e. Secured by nonfarm nonresidential properties......................... 3590           2,011  3591              426  M.3.e.
                                                                           ---------------------------------------------

Part II. Changes in Allowance for Loan and Lease Losses and in Allocated Transfer Risk Reserve


                                                                                 -------------------------------------
                                                                                    (Column A)             (Column B)
                                                                                  Allowance for            Allocated
                                                                                 Loan and Lease          Transfer Risk
                                                                                     Losses                 Reserve
                                                                                 -------------------------------------
                                                    Dollar Amounts in Thousands  RIAD Bil Mil Thou   RIAD Bil Mil Thou
- ----------------------------------------------------------------------------------------------------------------------
1. Balance originally reported in the December 31, 1992, Reports of              /////////////////  /////////////////
   Condition and Income........................................................  3124      114,078  3131            0  1.
2. Recoveries (column A must equal part I, item 9, column B above).............  4605        3,175  3132            0  2.
3. LESS: Charge-offs (column A must equal part I, item 9, column A above)......  4635        6,190  3133            0  3.
4. Provision (column A must equal Schedule RI, item 4.a; column B must equal     /////////////////  /////////////////
   Schedule RI, item 4.b)......................................................  4230        5,945  4243            0  4.
5. Adjustments* (see instructions for this schedule)...........................  4815            0  3134            0  5.
6. Balance end of current period (sum of items 1 through 5) (column A must equal /////////////////  /////////////////
   Schedule RC, item 4.b; column B must equal Schedule RC, item 4.c)............ 3123      117,008  3128            0  6.
                                                                                 -------------------------------------

__________
*Describe on Schedule RI-E--Explanations.

Schedule RI-C--Applicable Income Taxes by Taxing Authority

Schedule RI-C is to be reported with the December Report of Income.

                                                                                                     ----
                                                                                                     1489
                                                                                    ---------------------
                                                   Dollar Amounts in Thousands      RIAD   Bil  Mil  Thou
- ---------------------------------------------------------------------------------------------------------
1. Federal.....................................................................     4780              N/A  1.
2. State and local.............................................................     4790              N/A  2.
3. Foreign.....................................................................     4795              N/A  3.
4. Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and     /////////////////////
   11.b).......................................................................     4770              N/A  4.
5. Deferred portion of item 4................................ RIAD 4772     N/A     /////////////////////  5.
                                                                                    ---------------------












Legal Title of Bank:  Wachovia Bank                    Call Date: 6/30/93
                      of North Carolina, N.A.          ST-BK: 37-2230 FFIEC 031
Address:              P.O. Box 3099                                   Page RI-6
City, State  Zip:     Winston-Salem, NC 27102-3099
FDIC Certificate No.: 0 0 8 1 7

Schedule RI-D--Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I. Estimated Income from International Operations


                                                                                            --------
                                                                                               1492
                                                                                        ------------
                                                                                        Year-to-date
                                                                                  ------------------
                                                Dollar Amounts in Thousands       RIAD  Bil Mil Thou
- ----------------------------------------------------------------------------------------------------
1. Interest income and expense booked at foreign offices, Edge and Agreement      //////////////////
   subsidiaries, and IBFs:                                                        //////////////////
   a. Interest income booked................................................      4837           N/A  1.a.
   b. Interest expense booked...............................................      4838           N/A  1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement           //////////////////
      subsidiaries, and IBFs (item 1.a minus 1.b)............................     4839           N/A  1.c.
2. Adjustments for booking location of international operations:                  //////////////////
   a. Net interest income attributable to international operations booked at      //////////////////
      domestic offices........................................................    4840           N/A  2.a.
   b. Net interest income attributable to domestic business booked at foreign     //////////////////
      offices.................................................................    4841           N/A  2.b.
   c. Net booking location adjustment (item 2.a minus 2.b)....................    4842           N/A  2.c.
3. Noninterest income and expense attributable to international operations:       //////////////////
   a. Noninterest income attributable to international operations.............    4097           N/A  3.a.
   b. Provision for loan and lease losses attributable to international           //////////////////
      operations..............................................................    4235           N/A  3.b.
   c. Other noninterest expense attributable to international operations......    4239           N/A  3.c.
   d. Net noninterest income (expense) attributable to international operations   //////////////////
      (item 3.a minus 3.b and 3.c).............................................   4843           N/A  3.d.
4. Estimated pretax income attributable to international operations before        //////////////////
   capital allocation adjustment (sum of items 1.c, 2.c, and 3.d)..............   4844           N/A  4.
5. Adjustment to pretax income for internal allocations to international          //////////////////
   operations to reflect the effects of equity capital on overall bank funding    //////////////////











   costs.......................................................................   4845           N/A  5.
6. Estimated pretax income attributable to international operations after         //////////////////
   capital allocation adjustment (sum of items 4 and 5)........................   4846           N/A  6.
7. Income taxes attributable to income from international operations as           //////////////////
   estimated in item 6.........................................................   4797           N/A  7.
8. Estimated net income attributable to international operations (item 6 minus    //////////////////
   7)..........................................................................   4341           N/A  8.
                                                                                 -------------------

Memoranda
                                                                                  ------------------
                                              Dollar Amounts in Thousands          RIAD Bil Mil Thou
- ----------------------------------------------------------------------------------------------------
1. Intracompany interest income included in item 1.a above.....................    4847          N/A  M.1.
2. Intracompany interest expense included in item 1.b above....................    4848          N/A  M.2.
                                                                                  ------------------

Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for Purposes of the U.S. International Accounts and the U.S. National Income and Product Accounts

                                                                                      --------------
                                                                                       Year-to-date
                                                                                  ------------------
                                              Dollar Amounts in Thousands          RIAD Bil Mil Thou
- ----------------------------------------------------------------------------------------------------
1. Interest income booked at IBFs...............................................   4849          N/A  1.
2. Interest expense booked at IBFs..............................................   4850          N/A  2.
3. Noninterest income attributable to international operations booked at           /////////////////
   domestic offices (excluding IBFs):                                              /////////////////
   a. Gains (losses) and extraordinary items....................................   5491          N/A  3.a.
   b. Fees and other noninterest income.........................................   5492          N/A  3.b.
4. Provision for loan and lease losses attributable to international operations    /////////////////
   booked at domestic offices (excluding IBFs)..................................   4852          N/A  4.
5. Other noninterest expense attributable to international operations booked at    /////////////////
   domestic offices (excluding IBFs)............................................   4853          N/A  5.
                                                                                  ------------------

Legal Title of Bank:  Wachovia Bank                    Call Date: 6/30/93
                      of North Carolina, N.A.          ST-BK: 37-2230 FFIEC 031
Address:              P.O. Box 3099                                   Page RI-7
City, State  Zip:     Winston-Salem, NC 27102-3099
FDIC Certificate No.: 0 0 8 1 7












Schedule RI-E-Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                              ------
                                                                1495
                                                        ------------
                                                        Year-to-date
                                                   -----------------
                      Dollar Amounts in Thousands  RIAD Bil Mil Thou
- --------------------------------------------------------------------
1. All other noninterest income (from Schedule     /////////////////
   RI, item 5.f.(2))                               /////////////////
   Report amounts that exceed 10% of Schedule      /////////////////
   RI, item 5.f.(2):                               /////////////////
   a. Net gains on other real estate owned.........5415            0 1.a.
   b. Net gains on sales of loans..................5416            0 1.b.
   c. Net gains on sales of premises and
      fixed assets.................................5417            0 1.c.
   Itemize and describe the three largest other    /////////////////
   amounts that exceed 10% of Schedule RI,         /////////////////
   item 5.f.(2):                                   /////////////////
   d. TEXT 4461 Service Fees charged to affiliates 4461       28,631 1.d.
      --------------------------------------------
   e. TEXT 4462                                    4462              1.e.
      --------------------------------------------
   f. TEXT 4463                                    4463              1.f.
      --------------------------------------------
2. Other noninterest expense (from Schedule RI,    /////////////////
   item 7.c):                                      /////////////////
   a. Amortization expense of intangible assets....4531            64 2.a.
   Report amounts that exceed 10% of Schedule      /////////////////
   RI, item 7.c:                                   /////////////////
   b. Net losses on other real estate owned........5418             0 2.b.
   c. Net losses on sales of loans.................5419             0 2.c.
   d. Net losses on sales of premises              /////////////////
   and fixed assets................................5420             0 2.d.
   Itemize and describe the three largest other    /////////////////
   amounts that exceed 10% of Schedule RI,         /////////////////
   item 7.c:                                       /////////////////
   e. TEXT 4464 Service Fees Paid to Affiliates    4464        78,130 2.e.
      --------------------------------------------
   f. TEXT 4467 FDIC Insurance and OCC             /////////////////
      Examination Fees                             4467        13,338 2.f.
      --------------------------------------------
   g. TEXT 4468                                    4468                2.g.











      --------------------------------------------
3. Extraordinary items and other adjustments (from /////////////////
   Schedule RI, item 11.a) and applicable income   /////////////////
   tax effect (from Schedule RI, item 11.b)        /////////////////
   (itemize and describe all extraordinary items   /////////////////
   and other adjustments):                         /////////////////
   a. (1) TEXT 4469                                4469                3.a.(1)
          ----------------------------------------
      (2) Applicable income tax effect RIAD 4486                       3.a.(2)
                                       -----------
   b. (1) TEXT 4487                                4487                3.b.(1)
          ----------------------------------------
      (2) Applicable income tax effect RIAD 4488                       3.b.(2)
                                       -----------
   c. (1) TEXT 4489                                4489                3.c.(1)
          ----------------------------------------
      (2) Applicable income tax effect RIAD 4491                       3.c.(2)
                                       ---------
4. Equity capital adjustments from amended Reports /////////////////
   of Income (from Schedule RI-A, item 2)          /////////////////
   (itemize and describe all adjustments):         /////////////////
   a. TEXT 4492                                    4492                4.a.
      ---------------------------------------------
   b. TEXT 4493                                    4493                4.b.
      ---------------------------------------------
5. Cumulative effect of changes in accounting      /////////////////
   principles from prior years (from Schedule      /////////////////
   RI-A, item 9) (itemize and describe all changes /////////////////
   in accounting principles):                      /////////////////
   a. TEXT 4494                                    4494                5.a.
      ---------------------------------------------
   b. TEXT 4495                                    4495                5.b.
      ---------------------------------------------
6. Corrections of material accounting errors from  /////////////////
   prior years (from Schedule RI-A, item 10)       /////////////////
   (itemize and describe all corrections):         /////////////////
   a. TEXT 4496                                    4496                6.a.
      ---------------------------------------------
   b. TEXT 4497                                    4497                6.b.
      ----------------------------------------------------------------------

Legal Title of Bank: Wachovia Bank                      Call Date: 6/30/93
                     of North Carolina, N.A.            ST-BK: 37-2230 FFIEC 031
Address:             P.O. Box 3099                                     Page RI-8
City, State Zip:     Winston-Salem, NC 27102-3099
FDIC Certificate No.: 0 0 8 1 7
                      ---------

Schedule RI-E--Continued











                                                                                                        Year-to-date
                                                                            Dollar Amounts in Thousands   RIAD  Bil Mil  Thou
- -----------------------------------------------------------------------------------------------------------------------------
7. Other transactions with parent holding company                                                       /////////////////////
   (from Schedule RI-A,item 13) (itemize and describe                                                   /////////////////////
   all such transactions):                                                                              /////////////////////
   a. TEXT 4498 Capital Contribution from parent company                                                4498            2,860 7.a.
      -------------------------------------------------------------------
   b. TEXT 4499                                                                                         4499                  7.b.
      -------------------------------------------------------------------
8. Adjustments to allowance for loan and lease losses (from Schedule RI-B,                              /////////////////////
   part II, item 5) (itemize and describe all adjustments):                                             /////////////////////
   a. TEXT 4521                                                                                         4521                  8.a.
      --------------------------------------------------------------------
   b. TEXT 4522                                                                                         4522                  8.b.
      -----------------------------------------------------------------------------------------------------------------------
9. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of
   Income):                                                                                             1489            1499   -
                                                                                                        --------------------
   No comment    (RIAD 4769)
              --
   Other explanations (please type or print clearly):
   (TEXT 4769)

Legal Title of Bank:  Wachovia Bank                    Call Date: 6/30/93
                      of North Carolina, N.A.          ST-BK: 37-2230 FFIEC 031
Address:              P.O. Box 3099                                   Page RC-1
City, State  Zip:     Winston-Salem, NC 27102-3099
FDIC Certificate No.: 0 0 8 1 7

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for June 30, 1993

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                                                         C400
                                                                                                                         ----
                                                                             Dollar Amounts in Thousands   RCFD  Bil Mil Thou
- ----------------------------------------------------------------------------------------------------------------------------------
- --
ASSETS                                                                                                     /////////////////
 1. Cash and balances due from depository institutions (from Schedule RC-A):                               /////////////////











    a. Noninterest-bearing balances                                                                        /////////////////
       and currency and coin(1)..................................................                          0081    1,226,903
1.a.
    b. Interest-bearing balances(2)..............................................                          0071       95,000
1.b.
 2. Securities (from Schedule RC-B)..............................................                          0390    3,996,501   2.
 3. Federal funds sold and securities                                                                      /////////////////
    purchased under agreements to resell in                                                                /////////////////
    domestic offices of the bank and of its                                                                /////////////////
    Edge and Agreement subsidiaries, and in                                                                /////////////////
    IBFs:                                                                                                  /////////////////
    a. Federal funds sold........................................................                          0276    1,000,825
3.a.
    b. Securities purchased under agreements to resell...........................                          0277            0
3.b.
 4. Loans and lease financing receivables:                                                                 /////////////////
    a. Loans and leases, net of unearned income                                ----------------------
       (from Schedule RC-C)                                                    RCFD 2122   10,741,823      /////////////////
4.a.
    b. LESS: Allowance for loan and lease losses.............................. RCFD 3123      117,008      /////////////////
4.b.
    c. LESS: Allocated transfer risk reserve.................................. RCFD 3128            0      /////////////////
4.c.
                                                                               ----------------------      /////////////////
    d. Loans and leases, net of unearned income, allowance, and
      reserve (item 4.a minus 4.b and 4.c)......................................                           2125   10,624,815
4.d.
 5. Assets held in trading accounts..............................................                          2146      783,177   5.
 6. Premises and fixed assets (including capitalized leases).....................                          2145      183,037   6.
 7. Other real estate owned (from Schedule RC-M).................................                          2150        7,820   7.
 8. Investments in unconsolidated subsidiaries and associated companies
    (from Schedule RC-M).........................................................                          2130            0   8.
 9. Customers' liability to this bank on acceptance outstanding..................                          2155      222,700   9.
10. Intangible assets (from Schedule RC-M)......................................                           2143        1.622  10.
11. Other assets (from Schedule RC-F)...........................................                           2160      482,951  11.
12. Total assets (sum of items 1 through 11)....................................                           2170   18,625,351  12.

- ----------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held in trading accounts.

Legal Title of Bank:  Wachovia Bank                    Call Date: 6/30/93
                      of North Carolina, N.A.          ST-BK: 37-2230 FFIEC 031
Address:              P.O. Box 3099                                   Page RC-2
City, State  Zip:     Winston-Salem, NC 27102-3099
FDIC Certificate No.: 0 0 8 1 7


Schedule RC -- Continued












                                                                                            -----------------------------
                                                               Dollar Amounts in Thousands  //////////////  Bil Mil Thou
- ------------------------------------------------------------------------------------------  -----------------------------
LIABILITIES                                                                                 ////////////////////////////
13. Deposits                                                                                ////////////////////////////
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)..  RCON 2200        10,694,289    13.a
                                                              ----------------------------
       (1) Noninterest-bearing(1)............................   RCON 6631       2,928,220   ////////////////////////////
13.a.(1)
       (2) Interest-bearing...................................  RCON 6636       7,766,069   ////////////////////////////
13.a.(2)
                                                              ----------------------------
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,   ////////////////////////////
       part II)...........................................................................  RCFN 2200           223,036    13.b
                                                              ----------------------------
       (1) Noninterest-bearing................................  RCFN 6631           5,404   ////////////////////////////
13.b.(1)
       (2) Interest-bearing...................................  RCFN 6636         217,632   ////////////////////////////
13.b.(2)
                                                              ----------------------------
14. Federal funds purchased and securities sold under agreements to repurchase in domestic  ////////////////////////////
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:            ////////////////////////////
    a.  Federal funds purchased ..........................................................  RCFD 0278         3,157,639    14.a.
    b.  Securities sold under agreements to repurchase....................................  RCFD 0279           774,304    14.b.
15. Demand notes issued to the U.S. Treasury..............................................  RCON 2840           110,000    15.
16. Other borrowed money..................................................................  RCFD 2850         1,828,361    16.
17. Mortgage indebtedness and obligations under capitalized leases........................  RCFD 2910             1,450    17.
18. Bank's liability on acceptances executed and outstanding..............................  RCFD 2920           222,700    18.
19. Subordinated notes and debentures.....................................................  RCFD 3200           125,000    19.
20. Other liabilities (from Schedule RC-G)................................................  RCFD 2930           108,841    20.
21. Total liabilities (sum of items 13 through 20)........................................  RCFD 2948        17,245,620    21.
                                                                                            ////////////////////////////
22. Limited-life preferred stock and related surplus......................................  RCFD 3282                 0    22.
EQUITY CAPITAL                                                                              ////////////////////////////
23. Perpetual preferred stock and related surplus........................................   RCFD 3838                 0    23.
24. Common stock..........................................................................  RCFD 3230            51,360    24.
25. Surplus (exclude all surplus related to preferred stock)..............................  RCFD 3839            98,585    25.
26. a. Undivided profits and capital reserves.............................................  RCFD 3632         1,229,786    26.a.
    b. LESS: Net unrealized loss on marketable equity securities..........................  RCFD 0297                 0    26.b.
27. Cumulative foreign currency translation adjustments...................................  RCFD 3284                 0    27.
28. Total equity capital (sum of items 23 through 27).....................................  RCFD 3210         1,379,731    28.
29. Total liabilities, limited-life preferred stock, and equity capital (sum of items 21,   ////////////////////////////
    22, and 28)...........................................................................  RCFD 3300        18,625,351    29.
                                                                                            -----------------------------

Memorandum
To be reported only with the March Report of Condition.
 1. Indicate in the box at the right the number of the
    statement below that best describes the most
    comprehensive level of auditing work performed for              Number
    the bank by independent external auditors as of any      --------------
    date during 1992.......................................  RCFD 6724 N/A  M.1.
                                                             --------------












1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority
5 = Review of the bank's financial statements by external auditors
6 = Compilation of the bank's financial statements by external auditors
7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work

- ------------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

Legal Title of Bank:  Wachovia Bank                    Call Date: 6/30/93
                      of North Carolina, N.A.          ST-BK: 37-2230 FFIEC 031
Address:              P.O. Box 3099                                   Page RC-3
City, State  Zip:     Winston-Salem, NC 27102-3099
FDIC Certificate No.: 0 0 8 1 7

Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held in trading accounts.

                                                                                                                     C4051
                                                                              ---------------------------------------------
                                                                                      (Column A)             (Column B)
                                                                                      Consolidated            Domestic
                                                                                         Bank                  Offices
                                                                                --------------------------------------------
                                                   Dollar Amounts in Thousands  RCFD  Bil Mil Thou     RCON  Bil  Mil  Thou
   -------------------------------------------------------------------------------------------------------------------------
   1. Cash items in process of collection, unposted debits, and currency and   ///////////////////    //////////////////////
      coin..................................................................... 0022     1,156,880    //////////////////////  1.
      a. Cash items in process of collection and unposted debits............... //////////////////     0020         1,015,623 1.a.
      b. Currency and coin..................................................... //////////////////     0080           141,257 1.b.
   2. Balances due from depository institutions in the U.S..................... //////////////////     0082            20,935 2.
      a. U.S. branches and agencies of foreign banks (including their
         IBFs)................................................................. 0083             0     ////////////////////// 2.a.
      b. Other commercial banks in the U.S. and other depository institutions   //////////////////     //////////////////////
         in the U.S. (including their IBFs).................................... 0085         20,935    ////////////////////// 2.b.
   3. Balances due from banks in foreign countries and foreign central banks... ///////////////////     0070            8,724 3.











      a. Foreign branches of other U.S. banks.................................. 0073         10,000    ////////////////////// 3.a.
      b. Other banks in foreign countries and foreign central banks............ 0074         93,724    ////////////////////// 3.b.
   4. Balances due from Federal Reserve Banks.................................. 0090         40,364    0090            40,362 4.
   5. Total (sum of items 1 through 4) (total of column A must equal Schedule   ///////////////////    //////////////////////
      RC, item 1).............................................................. 0010      1,321,903    0010         1,226,901 5.

   Memorandum                                                          Dollar  Amounts in Thousands    RCON   Bil    Mil  Thou
   ---------------------------------------------------------------------------------------------------------------------------
   1. Noninterest-bearing balances due from commercial banks in the U.S.                               //////////////////////
      (included in item 2, column B above).....................................                        0050           20,935  M.1

Legal Title of Bank:  Wachovia Bank                    Call Date: 6/30/93
                      of North Carolina, N.A.          ST-BK: 37-2230 FFIEC 031
Address:              P.O. Box 3099                                   Page RC-4
City, State  Zip:     Winston-Salem, NC 27102-3099
FDIC Certificate No.: 0 0 8 1 7
Schedule RC-B--Securities

Exclude assets held in trading accounts.




                                                                                                 Consolidated Bank
                                                                                       --------------------------------------
                                                                                        (Column A)                (Column B)
                                                                                      Book Value              Market Value(1)
                                                                                    -----------------       -----------------
                                                    Dollar Amounts in Thousands     RCFD Bil Mil Thou        RCFD Bil Mil Tho
- -------------------------------------------------------------------------------     -----------------        -----------------
1. U.S. Treasury securities....................................................     0400    2,929,728        0401   3,067,974
2. U.S. Government agency and corporation obligations:                              /////////////////        ////////////////
   a. All holdings of U.S. Government-issued or -guaranteed certificates of         /////////////////        ////////////////
      participation in pools of residential mortgages:                              /////////////////        ////////////////
      (1) Issued by FNMA and FHLMC.............................................     3760        4,289        3761       5,020
      (2) Guaranteed by GNMA (exclude FNMA and FHLMC issues)...................     3762      267,786        3763     289,743
   b. All other................................................................     0604      229,060        0605     230,314
      (1) Collateralized mortgage obligations issued by FNMA and FHLMC (include     /////////////////        ////////////////
          REMICs)..............................................................     /////////////////        ////////////////
      (2) All other U.S. Government-sponsored agency obligations(2)............     /////////////////        ////////////////
      (3) All other U.S. Government agency obligations(3)......................     /////////////////        ////////////////











3. Securities issued by states and political subdivisions in the U.S. .........     0402      354,602        0403     402,204
   a. General obligations......................................................     /////////////////        ////////////////
   b. Revenue obligations......................................................     /////////////////        ////////////////
   c. Industrial development and similar obligations...........................     /////////////////        ////////////////
4. Other domestic debt securities:                                                  /////////////////        ////////////////
   a. All holdings of private (i.e., nongovernment-issued or -guaranteed)           /////////////////        ////////////////
      certificates of participation in pools of residential mortgages..........     0408            0        0409           0
   b. All other domestic debt securities:                                           /////////////////        ////////////////
      (1) Privately-issued collateralized mortgage obligations (include             /////////////////        ////////////////
          REMICs)..............................................................     5361            0        5362           0
      (2) All other............................................................     5363      206,344        5364     206,344
5. Foreign debt securities.....................................................     3635            0        3636           0
6. Equity securities:                                                               /////////////////        ////////////////
   a. Marketable equity securities:                                                 /////////////////        ////////////////
      (1) Investments in mutual funds..........................................     3637            0        3638           0
      (2) Other marketable equity securities...................................     3639          194        3640       2,956
      (3) LESS: Net unrealized loss on marketable equity securities............     3641            0        ////////////////
   b. Other equity securities (includes Federal Reserve stock).................     3642        4,498        3643       4,498
7. Total (sum of items 1 through 6) (total of column A must equal Schedule RC,      /////////////////        ////////////////
   item 2).....................................................................     0390    3,996,501        0391   4,209,053

                                                                                                C410
                                                                                                ----
                                                                                    Domestic Offices
                                                                                    ------------------
                                                                                        (Column C)
                                                                                        Book value
                                                                                    -----------------
                                                                                    RCON Bil Mil Thou
                                                                                    -----------------
1. U.S. Treasury securities....................................................     0400    2,929,728  1.
2. U.S. Government agency and corporation obligations:                              /////////////////
   a. All holdings of U.S. Government-issued or -guaranteed certificates of         /////////////////
      participation in pools of residential mortgages:                              /////////////////
      (1) Issued by FNMA and FHLMC.............................................     3760        4,289  2.a.(1)
      (2) Guaranteed by GNMA (exclude FNMA and FHLMC issues)...................     3762      267,786  2.a.(2)
   b. All other................................................................     /////////////////  2.b.
      (1) Collateralized mortgage obligations issued by FNMA and FHLMC (include     /////////////////
          REMICs)..............................................................     3764            0  2.b.(1)
      (2) All other U.S. Government-sponsored agency obligations(2)............     3765      229,060  2.b.(2)
      (3) All other U.S. Government agency obligations(3)......................     3766            0  2.b.(3)
3. Securities issued by states and political subdivisions in the U.S. .........     /////////////////  3.
   a. General obligations......................................................     3767      336,809  3.a.
   b. Revenue obligations......................................................     3768       17,793  3.b.
   c. Industrial development and similar obligations...........................     3769            0  3.c.
4. Other domestic debt securities:                                                  /////////////////
   a. All holdings of private (i.e., nongovernment-issued or -guaranteed)           /////////////////
      certificates of participation in pools of residential mortgages..........     0408            0  4.a.
   b. All other domestic debt securities:                                           /////////////////
      (1) Privately-issued collateralized mortgage obligations (include             /////////////////
          REMICs)..............................................................     5361            0  4.b.(1)











      (2) All other............................................................     5363      206,344  4.b.(2)
5. Foreign debt securities.....................................................     3635            0  5.
6. Equity securities:                                                               /////////////////
   a. Marketable equity securities:                                                 /////////////////
      (1) Investments in mutual funds..........................................     3637            0  6.a.(1)
      (2) Other marketable equity securities...................................     3639          194  6.a.(2)
      (3) LESS: Net unrealized loss on marketable equity securities............     3641            0  6.a.(3)
   b. Other equity securities (includes Federal Reserve stock).................     3642        4,498  6.b.
7. Total (sum of items 1 through 6) (total of column A must equal Schedule RC,      /////////////////
   item 2).....................................................................     0390    3,996,501  7.

- --------------------------
(1) See discussion in Glossary entry for "market value of securities."
(2) Includes obligations (other than certificates of participation in pools of residential mortgages, CMOs, and REMICs) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.
(3) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.

Legal Title of Bank:  Wachovia Bank                    Call Date: 6/30/93
                      of North Carolina, N.A.          ST-BK: 37-2230 FFIEC 031
Address:              P.O. Box 3099                                   Page RC-5
City, State  Zip:     Winston-Salem, NC 27102-3099
FDIC Certificate No.: 0 0 8 1 7


Schedule RC-B--Continued

                                                                                                    -------------------
                                                                                                      Consolidated Bank
                                                                                                    -------------------
                                                                                                         Book Value
                                                                                                    -------------------
Memoranda                                                             Dollar Amounts in Thousands    RCFD Bil Mil Thou
- --------------------------------------------------------------------------------------------------  -------------------
1. Pledged securities.............................................................................   0416    1,613,844   M.1.
2. Maturity and repricing data for debt securities(1),(2) (excluding those in nonaccrual status):    /////////////////
   a. Fixed rate debt securities with a remaining maturity of:                                       /////////////////
      (1) Three months or less....................................................................   0343       22,792   M.2.a.(1)
      (2) Over three months through 12 months.....................................................   0344      322,911   M.2.a.(2)
      (3) Over one year through five years........................................................   0345    2,672,635   M.2.a.(3)
      (4) Over five years.........................................................................   0346      680,901   M.2.a.(4)
      (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1) through 2.a.(4))......   0347    3,699,239   M.2.a.(5)
   b. Floating rate debt securities with a repricing frequency of:                                   /////////////////
      (1) Quarterly or more frequently............................................................   4544      258,615   M.2.b.(1)











      (2) Annually or more frequently, but less frequently than quarterly.........................   4545       33,955   M.2.b.(2)
      (3) Every five years or more frequently, but less frequently than annually..................   4551            0   M.2.b.(3)
      (4) Less frequently than every five years...................................................   4552            0   M.2.b.(4)
      (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1) through 2.b.(4))....  4553      292,570   M.2.b.(5)
   c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total          /////////////////
      debt securities from Schedule RC-B, sum of items 1 through 5, column A, minus                  /////////////////
      nonaccrual debt securities included in Schedule RC-N, item 9, column C).....................   0393    3,991,809   M.2.c.
3. Taxable securities issued by states and political subdivisions in the U.S. (included in           /////////////////
   Schedule RC-B, item 3, column A, above)........................................................   0301        1,980   M.3.
4. Debt securities restructured and in compliance with modified terms (included in                   /////////////////
   Schedule RC-B, items 3 through 5, column A, above)..............................................  5365            0   M.4.
5. Debt securities held for sale (included in Schedule RC-B, items 1 through 5, column A,            /////////////////
   above).........................................................................................   5366            0   M.5.
6. Floating rate debt securities with a remaining maturity of one year or less (included in          /////////////////
   Memorandum item 2.b.(5) above).................................................................   5519       40,100   M.6.
                                                                                                     ------------------

- -------------
(1) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(2) Memorandum item 2 is not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:  Wachovia Bank                    Call Date: 6/30/93
                      of North Carolina, N.A.          ST-BK: 37-2230 FFIEC 031
Address:              P.O. Box 3099                                   Page RC-6
City, State  Zip:     Winston-Salem, NC 27102-3099
FDIC Certificate No.: 0 0 8 1 7
Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held in trading accounts.


                                                                                                                 ------
                                                                                                                  C415
                                                                             ------------------------------------------
                                                                                  (Column A)               (Column B)
                                                                                 Consolidated               Domestic
                                                                                     Bank                   Offices
                                                                             -------------------------------------------
                                                 Dollar Amounts in Thousands   RCFD Bil Mil Thou      RCON  Bil Mil Thou
- ------------------------------------------------------------------------------------------------------------------------
 1. Loans secured by real estate.............................................   1410     3,478,890    ////////////////// 1.











    a. Construction and land development.....................................   //////////////////    1415       178,253 1.a.
    b. Secured by farmland (including farm residential and other                //////////////////    //////////////////
       improvements).........................................................   //////////////////    1420        62,792 1.b.
    c. Secured by 1-4 family residential properties:                            //////////////////    //////////////////
       (1) Revolving, open-end loans secured by 1-4 family residential          //////////////////    //////////////////
           properties and extended under lines of credit.....................   //////////////////    1797       312,839 1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:        //////////////////    //////////////////
           (a) Secured by first liens........................................   //////////////////    5367     1,381,761
1.c.(2)(a)
           (b) Secured by junior liens.......................................   //////////////////    5368        32,379
1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties............    //////////////////    1460       186,346 1.d.
    e. Secured by nonfarm nonresidential properties..........................   //////////////////    1480     1,324,520 1.e.
 2. Loans to depository institutions:                                           //////////////////    //////////////////
    a. To commercial banks in the U.S. ......................................   //////////////////    1505       219,596 2.a.
       (1) To U.S. branches and agencies of foreign banks....................   1506             0    ////////////////// 2.a.(1)
       (2) To other commercial banks in the U.S. ............................   1507       228,542    ////////////////// 2.a.(2)
    b. To other depository institutions in the U.S. .........................   1517         2,450    1517         2,450 2.b.
    c. To banks in foreign countries.........................................   //////////////////    1510           428 2.c.
       (1) To foreign branches of other U.S. banks...........................   1513           428    ////////////////// 2.c.(1)
       (2) To other banks in foreign countries...............................   1516             0    ////////////////// 2.c.(2)
 3. Loans to finance agricultural production and other loans to farmers......   1590        92,755    1590        92,755 3.
 4. Commercial and industrial loans:                                            //////////////////    //////////////////
    a. To U.S. addressees (domicile).........................................   1763     3,077,624    1763     3,077,624 4.a.
    b. To non-U.S. addressees (domicile).....................................   1764        49,486    1764        49,486 4.b.
 5. Acceptances of other banks:                                                 //////////////////    //////////////////
    a. Of U.S. banks.........................................................   1756             0    1756             0 5.a.
    b. Of foreign banks......................................................   1757             0    1757             0 5.b.
 6. Loans to individuals for household, family, and other personal               //////////////////    //////////////////
    expenditures (i.e., consumer loans) (includes purchased paper)...........   //////////////////    1975     1,961,620 6.
    a. Credit cards and related plans (includes check credit and other          //////////////////    //////////////////
       revolving credit plans)...............................................   2008       197,473    ////////////////// 6.a.
    b. Other (includes single payment, installment, and all student loans)...   2011     1,764,147    ////////////////// 6.b.
 7. Loans to foreign governments and official institutions (including           //////////////////    //////////////////
    foreign central banks)...................................................   2081             0    2081             0 7.
 8. Obligations (other than securities and leases) of states and political      //////////////////    //////////////////
    subdivisions in the U.S. (includes nonrated industrial development          //////////////////    //////////////////
    obligations):                                                               //////////////////    //////////////////
    a. Taxable obligations...................................................   2033        40,938    2033        40,938 8.a.
    b. Tax-exempt obligations................................................   2079       217,953    2079       217,953 8.b.
 9. Other loans..............................................................   1563     1,536,249    ////////////////// 9.
    a. Loans for purchasing or carrying securities (secured and unsecured)....   //////////////////   1545         2,705 9.a.
    b. All other loans (exclude consumer loans)..............................   //////////////////    1564     1,533,544 9.b.
10. Lease financing receivables (net of unearned income).....................   //////////////////    2165        54,888 10.
    a. Of U.S. addressees (domicile).........................................   2182        54,888    ////////////////// 10.a.
    b. Of non-U.S. addressees (domicile).....................................   2183             0    ////////////////// 10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above..........   2123             0    ////////////////// 11.
12. Total loans and leases, net of unearned income (sum of items 1 through      //////////////////    //////////////////
    10 minus item 11) (total of column A must equal Schedule RC, item 4.a)...   2122    10,741,823    2122    10,732,877 12.
                                                                                 ---------------------------------------

Legal Title of Bank:  Wachovia Bank of        Call Date: 6/30/93 ST-BK: 37-2230
                      North Carolina, N.A.                            FFIEC 031
Address:              P.O. Box 3099                                   Page RC-7
City, State     Zip:  Winston-Salem, NC 27102-3099
FDIC Certificate No.: 0 0 8 1 7
                      ---------

Schedule RC-C--Continued

Part I. Continued

                                                                               ------------------------------------------------
                                                                                      (Column A)                 (Column B)
                                                                                      Consolidated                Domestic
                                                                                        Bank                      Offices
                                                                               -----------------------------------------------
Memoranda
                                                   Dollar Amounts in Thousands   RCFD  Bil Mil  Thou       RCON  Bil Mil  Thou
- ------------------------------------------------------------------------------ -----------------------------------------------
1. Commercial paper included in Schedule RC-C, part I, above...................   1496        75,000       1496        75,000
M.1.
2. Loans and Leases restructured and in compliance with modified terms            //////////////////       //////////////////
   (included) in Schedule RC-C, part I, above):                                   //////////////////       //////////////////
   a. Loans secured by real estate:                                               //////////////////       //////////////////
      (1) To U.S. addresses (domicile).........................................   1687           105       M.2.a.(1)
      (2) To non-U.S. addresses (domicile).....................................   1689             0       M.2.a.(2)
   b. Loans to finance agricultural production and other Loans to farmers......   1613             0       M.2.b
   c. Commercial and industrial loans:                                            //////////////////       //////////////////
      (1) To U.S. addresses (domicile).........................................   1758             0       M.2.c.(1)
      (2) To non-U.S. addresses (domicile).....................................   1759             0       M.2.c.(2)
   d. All other loans (exclude loans to individuals for household, family, and    //////////////////
      other personal expenditures).............................................   1615             0       M.2.d.
   e. Lease financing receivables:                                                //////////////////
      (1) Of U.S. addressees (domicile)........................................   1789             0       M.2.e.(1)
      (2) Of non-U.S. addressees (domicile)....................................   1790             0       M.2.e.(2)
   f. Total (sum of Memorandum items 2.a through 2.e)..........................   1616           105       M.2.f.
3. Maurity and repricing data for loans and leases(1) (excluding those in         //////////////////
   nonaccrual status):                                                            //////////////////
   a. Fixed rate loans and leases with a remaining maturity of:                   //////////////////
      (1) Three months or less..................................................  0348     1,675,408       M.3.a.(1)
      (2) Over three months through 12 months...................................  0349       483,642       M.3.a.(2)
      (3) Over one year through five years......................................  0356     2,100,183       M.3.a.(3)
      (4) Over five years.......................................................  0357     1,522,720       M.3.a.(4)
      (5) Total fixed rate loans and leases (sum of Memorandum items 3.a.(1)      //////////////////
          through 3.a.(4))......................................................  0358     5,781,953       M.3.a.(5)
   b. Floating rate loans with a repricing frequency of:                          //////////////////
      (1) Quarterly or more frequently..........................................  4554     4,647,039       M.3.b.(1)
      (2) Annually or more frequently, but less frquently than quarterly........  4555        95,026       M.3.b.(2)
      (3) Every five years or more frequently, but less frequently than           //////////////////
          annually..............................................................  4561        72,446       M.3.b.(3)
      (4) Less frequently than every five years.................................  4564        62,122       M.3.b.(4)
      (5) Total floating rate loans (sum of Memorandum items 3.b.(1)              //////////////////











          through 3.b.(4))......................................................  4567     4,876,633       M.3.b.(5)
   c. Total loans and leases (sum of Memorandum items 3.a.(5) and 3.b.(5)) (must  //////////////////
      equal the sum of total loans and leases, net from Schedule RC-C, part I,    //////////////////
      item 12, plus unearned income from Schedule RC-C, part I, item 11, minus    //////////////////
      total nonaccrual loans and leases from Schedule RC-N, sum of items 1        //////////////////
      through 8, column C)......................................................  1479    10,658,586       M.3.c.
4. Loans to finance commercial real estate, construction, and land development    //////////////////
   activities (not secured by real estate) included in Schedule RC-C, part I,     //////////////////
   items 4 and 9, column A, page RC-6(2)........................................  2746         5,814       M.4.
5. Loans and leases held for sale (included in Schedule RC-C, part I, above)....  5369       219,965       M.5.
6. Adjustable rate closed-end loans secured by first liens on 1-4 family                                  --------------------
   residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a),    //////////////////       RCON  Bil Mil  Thou
                                                                                                          --------------------
   column B, page RC-6).........................................................  //////////////////       5370        163,651
M.6.

- ---------------------
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

Part II. Loans to Small Business and Small Farms

Schedule RC-C, Part II is to be reported only with the June report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was granted. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination.

Loans to Small Businesses
1. Indicate in the appropriate box at the right whether all or substantially all of the all "loans
   secured by nonfarm  nonresidential properties" in domestic offices reported in Schedule RC-C,                   ---------
   part 1, item 1.e, column B, and "Commercial and industrial loans to U.S. addresses" in domestic                     C418
                                                                                                             ---------------
   offices reported in Schedule RC-C, part 1, item 4.a, column B, have original amounts of  $100,000           YES       NO
                                                                                                       ---------------------
   or less...........................................................................................    6999       ///  X    1.
                                                                                                       ---------------------












If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5. If NO, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.

                                                                                 --------------------
2. Report the total number of loans currently outstanding for each of the           Number of Loans
                                                                                  -------------------
   following Schedule RC-C, part I, loan categories:                              RCON//////////////
                                                                                  ----

   a. "Loans secured by nonfarm nonresidential properties" in domestic            //////////////////
       offices reported in Schedule RC-C, part I, item 1.e, column B...........   5562           N/A   2.a.
   b. "Commercial and industrial loans to U.S. addresses" in domestic offices     //////////////////
       reported in Schedule RC-C, part 1, item 4.a, column B...................   5563           N/A   2.b.
                                                                                 --------------------



                                                                                 -------------------------------------------
                                                                                      (Column A)           (Column B)
                                                                                                             Amount
                                                                                                            Currently
                                                                                   Number of Loans         Outstanding
                                                                                 -------------------- ----------------------
                                                   Dollar Amounts in Thousands    RCON///////////////  RCON  Bil Mil Thou
 ------------------------------------------------------------------------------  -------------------------------------------
3. Number and amount currently outstanding of "Loans secured by nonfarm           ///////////////////////////////////////
   nonresidential properties" (in domestic offices reported in Schedule RC-C,     ///////////////////////////////////////
   part I, item 1.e, column B (sum of items 3.a through 3.c must be less than     ///////////////////////////////////////
   or equal to Schedule RC-C, part I, item 1.e, column B):                        ///////////////////////////////////////
   a. With original amounts of $100,000 or less................................   5564         1,425   5565       116,031     3.a.
   b. With original amounts of more than $100,000 throughj $250,000............   5566         1,053   5567       192,870     3.b.
   c. With original amounts of more than $250,000 through $1,000,000...........   5568           837   5569       421,228     3.c.
4. Number and amount currently outstanding of "Commercial and industrial          ///////////////////////////////////////
   loans to U.S. addresses" in domestic offices reported in Schedule RC-C,        ///////////////////////////////////////
   part I, item 4.a, column B (sum of item 4.a through 4.c must be less than      ///////////////////////////////////////
   or equal to Schedule RC-C, part I, item 4.a, column B):                        ///////////////////////////////////////
   a. With original amounts of $100,000 or less................................   5570          8,097  5571       242,508     4.a.
   b. With original amounts of more than $100,000 through $250,000.............   5572            606  5573       142,350     4.b.
   c. With original amounts of more than $250,000 through $1,000,000...........   5574            370  5575       288,543     4.c.
                                                                                 -------------------------------------------

                                      17a

Legal Title of Bank:  Wachovia Bank                    Call Date: 6/30/93











                      of North Carolina, N.A.          ST-BK: 37-2230 FFIEC 031
Address:              P.O. Box 3099                                  Page RC-7b
City, State  Zip:     Winston-Salem, NC 27102-3099
FDIC Certificate No.: 0 0 8 1 7

Schedule RC-C--Continued

Part II. Continued

Agricultural Loans to Small Farms
5. Indicate in the appropriate box at the right whether all or substantially all of the bank's "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column
B, and "Loans to finance agricultural production and other loans to farmers" in             YES         NO
domestic offices reported in Schedule RC-C, part I, item 3, column B, have             ----------------------
original amounts of $100,000 or less............................................       6860     ///   x           5.
                                                                                       ----------------------

If YES, complete 6.a and 6.b below and do not complete items 7 and 8. If NO, skip items 6.a and 6.b and complete items 7 and 8 below.

                                                                                 ------------------
6. Report the total number of loans currently outstanding for each of the        RCON//////////////
following Schedule RC-C, part I, loan categories:                                //////////////////
   a. "Loans secured by farmland (including farm residential and other           //////////////////
improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b,  //////////////////
column B........................................................................ 5576           N/A  6.a.
   b. "Loans to finance agricultural production and other loans to farmers" in   //////////////////
domestic offices reported in Schedule RC-C, part I, item 3, column B............ 5577           N/A  6.b.
                                                                                 ------------------

                                                                                 --------------------------------------
                                                                                        (Column A)     (Column B)
                                                                                                         Amount
                                                                                                        Currently
                                                                                     Number of Loans   Outstanding
                                                                                 --------------------------------------
                                                   Dollar Amounts in Thousands   RCON /////////////  RCON  Bil Mil Thou
- -------------------------------------------------------------------------------------                ------------------
7. Number and amount currently outstanding of "Loans secured by farmland
   (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B (sum of items 7.a through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b, column B):
   a. With original amounts of $100,000 or less...............................   5578           315  5579        12,235     7.a.
   b. With original amounts of more than $100,000 through $250,000............   5580           119  5581        14,516     7.b.











   c. With original amounts of more than $250,000 through $500,000............   5582            40  5583        12,783     7.c.
8. Number and amount currently outstanding of "Loans to finance agricultural     //////////////////////////////////////
   production and other loans to farmers" in domestic offices reported in        //////////////////////////////////////
   Schedule RC-C, part I, item 3, column B (sum of items 8.a through 8.c         //////////////////////////////////////
   must be less than or equal to Schedule RC-C, part I, item 3, column B):       //////////////////////////////////////
   a. With original amounts of $100,000 or less...............................   5584         1,610  5585        58,358     8.a.
   b. With original amounts of more than $100,000 through $250,000............   5586            67  5587        15,158     8.b.
   c. With original amounts of more than $250,000 through $500,000............   5588            10  5589         7,508     8.c.
                                                                                 --------------------------------------

                                      17b

Legal Title of Bank:  Wachovia Bank                    Call Date: 6/30/93
                      of North Carolina, N.A.          ST-BK: 37-2230 FFIEC 031
Address:              P.O. Box 3099                                   Page RC-8
City, State  Zip:     Winston-Salem, NC 27102-3099
FDIC Certificate No.: 0 0 8 1 7


Schedule RC-D is to be completed only by banks with $1 billion or more in total assets.

Schedule RC-D--Assets Held in Trading Accounts in
               Domestic Offices Only

                                                                                                --------
                                                                                                  C420
                                                                                      --------- --------
                                                                                       Domestic Offices
                                                                                      ------------------
                                                        Dollar Amounts in Thousands   RCON  Bil Mil Thou
- -----------------------------------------------------------------------------------   ------------------
1. U.S. Treasury securities........................................................   1010          735  1.
2. U.S. Government agency and corporation obligations..............................   1020      146,348  2.
3. Securities issued by states and political subdivisions in the U.S. .............   1025       16,648  3.
4. Other bonds, notes, and debentures..............................................   1045            0  4.
5. Certificates of deposit.........................................................   1026            0  5.
6. Commercial paper................................................................   1027          900  6.
7. Banker's acceptances............................................................   1028       86,960  7.
8. Other...........................................................................   1029      531,586  8.
9. Total (sum of items 1 through 8)................................................   2146      783,177  9.
                                                                                      ------------------

Legal Title of Bank:  Wachovia Bank                    Call Date: 6/30/93
                      of North Carolina, N.A.          ST-BK: 37-2230 FFIEC 031
Address:              P.O. Box 3099                                   Page RC-9
City, State  Zip:     Winston-Salem, NC 27102-3099











FDIC Certificate No.: 0 0 8 1 7

Schedule RC-E--Deposit Liabilities

Part I. Deposits in Domestic Offices



                                                                                             Transaction Accounts
                                                                                             --------------------
                                                                                        (Column A)         (Column B)
                                                                                    Total transaction      Memo: Total
                                                                                   accounts (including    demand deposits
                                                                                     total demand          (included in
                                                                                       deposits)              column A
                                                                                   ------------------    -----------------
                         Dollar Amounts in Thousands                               RCON Bil Mil  Thou    RCON Bil Mil Thou
- -------------------------------------------------------------------------------    ------------------    -----------------
Deposits of:                                                                       //////////////////    /////////////////
1. Individuals, partnerships, and corporations.................................    2201     3,701,655    2240    2,497,503
2. U.S. Government.............................................................    2202        18,649    2280       18,649
3. States and political subdivisions in the U.S. ..............................    2203       129,622    2290       71,535
4. Commercial banks in the U.S. ...............................................    2206        87,858    2310       87,858
   a. U.S. branches and agencies of foreign banks..............................    //////////////////    /////////////////
   b. Other commercial banks in the U.S. ......................................    //////////////////    /////////////////
5. Other depository institutions in the U.S. ..................................    2207        99,459    2312       99,459
6. Banks in foreign countries..................................................    2213         7,921    2320        7,921
   a. Foreign branches of other U.S. banks.....................................    //////////////////    /////////////////
   b. Other banks in foreign countries.........................................    //////////////////    /////////////////
7. Foreign governments and official institutions                                   //////////////////    /////////////////
   (including foreign central banks)...........................................    2216             0    2300            0
8. Certified and official checks...............................................    2330        64,575    2330       64,575
9. Total (sum of items 1 through 8) (sum of                                        //////////////////    /////////////////
   columns A and C must equal Schedule RC,                                         //////////////////    /////////////////
   item 13.a)..................................................................    2215     4,109,739    2210    2,847,500

                                                                                              C425
                                                                                   Nontransaction
                                                                                       Accounts
                                                                                   ------------------
                                                                                       (Column C)
                                                                                         Total
                                                                                     nontransaction
                                                                                        accounts
                                                                                   (including MMDAs)
                                                                                   ------------------
Deposits of:                                                                       //////////////////
1. Individuals, partnerships, and corporations.................................    2346     6,459,725  1.











2. U.S. Government.............................................................    2520            68  2.
3. States and political subdivisions in the U.S. ..............................    2530       124,126  3.
4. Commercial banks in the U.S. ...............................................    //////////////////  4.
   a. U.S. branches and agencies of foreign banks..............................    2347             0  4.a.
   b. Other commercial banks in the U.S. ......................................    2348             0  4.b.
5. Other depository institutions in the U.S. ..................................    2349           631  5.
6. Banks in foreign countries..................................................    //////////////////  6.
   a. Foreign branches of other U.S. banks.....................................    2367             0  6.a.
   b. Other banks in foreign countries.........................................    2373             0  6.b.
7. Foreign governments and official institutions                                   //////////////////
   (including foreign central banks)...........................................    2377             0  7.
8. Certified and official checks...............................................    //////////////////  8.
9. Total (sum of items 1 through 8) (sum of                                        //////////////////
   columns A and C must equal Schedule RC,                                         //////////////////
   item 13.a)..................................................................    2385     6,584,550  9.


Memoranda                                            Dollar Amounts in Thousands   RCON  Bil  Mil  Thou
- -------------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):   ////////////////////
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts......    6835         818,183  M.1.a.
   b. Total brokered deposits..................................................    2365         110,051  M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):     ////////////////////
      (1) Issued in denominations of less than  $100,000.......................    2343               0  M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater   ////////////////////
          than $100,000 and participated out by the broker in shares of            ////////////////////
          $100,000 or less.....................................................    2344               0  M.1.c.(2)
   d. Total deposits denominated in foreign currencies.........................    3776          21,269  M.1.d.
   e. Preferred deposits.......................................................    5590         250,663  M.1.e.
2. Components of total nontransaction accounts (sum of Memoranda items 2.a         ////////////////////
   through 2.d must equal item 9, column c above):                                 ////////////////////
   a. Savings deposits:                                                            ////////////////////
      (1) Money market deposit accounts (MMDAs).................................   6810       1,873,393  M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs)...............................   0352       1,052,346  M.2.a.(2)
   b. Total time deposits of less than $100,000.................................   6648       2,550,733  M.2.b.
   c. Time certificates of deposit of $100,000 or more..........................   6645       1,027,878  M.2.c.
   d. Open-account time deposits of $100,000 or more............................   6646          80,200  M.2.d.
3. All NOW accounts (included in column A above)................................   2398       1,262,239  M.3.

Legal Title of Bank:  Wachovia Bank                    Call Date: 6/30/93
                      of North Carolina, N.A.          ST-BK: 37-2230 FFIEC 031
Address:              P.O. Box 3099                                  Page RC-10
City, State  Zip:     Winston-Salem, NC 27102-3099
FDIC Certificate No.: 0 0 8 1 7

Schedule RC-E -- Continued












Part I. Continued

Memoranda (continued)

- ----------------------------------------------------------------------------------------------------------------------------------
- --
 Deposit Totals for FDIC Insurance Assessments(1)
                                                                                               ------------------------
                                                                  Dollar Amounts in Thousands    RCON   Bil  Mil  Thou
- ---------------------------------------------------------------------------------------------  ------------------------
 4. Total deposits in domestic offices (sum of item 9, column A and item 9, column C)          ////////////////////////
    (must equal Schedule RC, item 13.a)......................................................    2200       10,694,289   M.4.
                                                                                               ////////////////////////
    a. Total demand deposits (must equal item 9, column B)...................................    2210        2,847,500   M.4.a.
    b. Total time and savings deposits(2) (must equal item 9, column A plus item 9,            ////////////////////////
       column C minus item 9, column B)......................................................    2350        7,846,789   M.4.b.
                                                                                               ------------------------

- ---------------------------------
 (1) An amended Certified Statement should be submitted to the FDIC if the deposit totals reported in this item are amended after the semiannual Certified Statement originally covering this report date has been filed with the FDIC.
 (2) For FDIC insurance assessment purposes, "total time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.


                                                                                               ------------------------
                                                                  Dollar Amounts in Thousands    RCON   Bil  Mil  Thou
- ---------------------------------------------------------------------------------------------  ------------------------
5. Time deposits of less than $100,000 and open-account time deposits of $100,000 or more      ////////////////////////
   (included in Memorandum items 2.b and 2.d above) with a remaining maturity or repricing     ////////////////////////
   frequency of:(1)                                                                            ////////////////////////
   a. Three months or less...................................................................    0359        1,288,767   M.5.a.
   b. Over three months through 12 months (but not over 12 months)...........................    3644          990,730   M.5.b.
6. Maturity and repricing data for time certificates of deposit of $100,000 or more:(1)        ////////////////////////
   a. Fixed rate time certificates of deposit of $100,000 or more with a remaining             ////////////////////////
      maturity of:                                                                             ////////////////////////
      (1) Three months or less...............................................................    2761          635,574   M.6.a.(1)
      (2) Over three months through 12 months................................................    2762          269,013   M.6.a.(2)
      (3) Over one year through five years...................................................    2763           85,919   M.6.a.(3)
      (4) Over five years....................................................................    2765           37,372   M.6.a.(4)
      (5) Total fixed rate time certificates of deposit of $100,000 or more (sum of            ////////////////////////
          Memorandum items 6.a.(1) through 6.a.(4))..........................................    2767        1,027,878   M.6.a.(5)
   b. Floating rate time certificates of deposit of $100,000 or more with a repricing          ////////////////////////
      frequency of:                                                                            ////////////////////////
      (1) Quarterly or more frequently.......................................................    4568                0   M.6.b.(1)











      (2) Annually or more frequently, but less frequently than quarterly....................    4569                0   M.6.b.(2)
      (3) Every five years or more frequently, but less frequently than annually.............    4571                0   M.6.b.(3)
      (4) Less frequently than every five years..............................................    4572                0   M.6.b.(4)
      (5) Total floating rate time certificates of deposit of $100,000 or more (sum of         ////////////////////////
          Memorandum items 6.b.(1) through 6.b.(4))..........................................    4573                0   M.6.b.(5)
   c. Total time certificates of deposit of $100,000 or more (sum of Memorandum items 6.a.(5)  ////////////////////////
      and 6.b.(5)) (must equal Memorandum item 2.c. above)...................................    6645        1,027,878   M.6.c.
                                                                                               ------------------------

- ---------------------------------
(1) Memorandum item 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:  Wachovia Bank                    Call Date: 6/30/93
                      of North Carolina, N.A.          ST-BK: 37-2230 FFIEC 031
Address:              P.O. Box 3099                                   Page RC-11
City, State  Zip:     Winston-Salem, NC 27102-3099
FDIC Certificate No.: 0 0 8 1 7


Schedule RC-E--Continued

Part II. Deposits in Foreign Offices (including Edge and
Agreement subsidiaries and IBFs)

                                                                                                  --------------------
                                                                  Dollar Amounts in Thousands      RCFN  Bil Mil Thou
- ----------------------------------------------------------------------------------------------    --------------------
Deposits of:                                                                                       //////////////////
1. Individuals, partnerships, and corporations...............................................      2621       198,868   1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks)............................      2623        24,116   2.
3. Foreign banks (including U.S. branches and                                                      //////////////////
   agencies of foreign banks, including their IBFs)...........................................     2625            52   3.
4. Foreign governments and official institutions (including foreign central banks)...........      2650             0   4.
5. Certified and official checks.............................................................      2330             0   5.
6. All other deposits........................................................................      2668             0   6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b)......................      2200       223,036   7.
                                                                                                  --------------------

Schedule RC-F--Other Assets

                                                                                                                 ----------
                                                                                                                     C430
                                                                                                ---------------------------











                                                                  Dollar Amounts in Thousands     /////////// Bil Mil Thou
- ----------------------------------------------------------------------------------------------  ---------------------------
1. Income earned, not collected on loans.....................................................     RCFD 2164         98,148    1.
2. Net deferred tax assets(1)................................................................     RCFD 2148         29,823    2.
3. Excess residential mortgage servicing fees receivable.....................................     RCFD 5371              0    3.
4. Other (itemize amounts that exceed 25% of this item)......................................     RCFD 2168        354,980    4.
      -------------                                                ---------------------------
   a.   TEXT 3549   Corporate Owned Life Insurance                  RCFD 3549        125,319      ////////////////////////    4.a.
      ------------- ---------------------------------------------- ---------------------------
   b.   TEXT 3550   Accounts Receivable                             RCFD 3550         96,292      ////////////////////////    4.b.
      ------------- ---------------------------------------------- ---------------------------
   c.   TEXT 3551                                                   RCFD 3551                     ////////////////////////    4.c.
      ----------------------------------------------------------------------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11)........................     RCFD 2160        482,951
                                                                                                ----------------------------  5.

Memorandum

                                                                                                ----------------------------
                                                                  Dollar Amounts in Thousands     /////////// Bil Mil Thou
- ----------------------------------------------------------------------------------------------  ----------------------------
1. Deferred tax assets disallowed for regulatory capital purposes............................     RCFD 5610              0    M.1.
                                                                                                ----------------------------

Schedule RC-G--Other Liabilities

                                                                                                                 -----------
                                                                                                                     C435
                                                                                                ---------------- -----------
                                                                  Dollar Amounts in Thousands     /////////// Bil Mil Thou
- ----------------------------------------------------------------------------------------------  ----------------------------
1. a. Interest accrued and unpaid on deposits in domestic offices(2).........................     RCON 3645         13,192    1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable) .............     RCFD 3646         65,719    1.b.
2. Net deferred tax liabilities(1)...........................................................     RCFD 3049              0    2.
3. Minority interest in consolidated subsidiaries............................................     RCFD 3000              0    3.
4. Other (itemize amounts that exceed 25% of this item)......................................     RCFD 2938          29,930   4.
      -------------                                                ---------------------------
   a.   TEXT 3552   Deferred Income                                 RCFD 3552         11,820      /////////////////////////   4.a.
      ------------- -----------------------------------------------
   b.   TEXT 3553   Unearned Dealer Interest Contingency            RCFD 3553         12,350      /////////////////////////   4.b.
      ------------- -----------------------------------------------
   c.   TEXT 3554                                                   RCFD 3554                     /////////////////////////   4.c.
      -----------------------------------------------------------------------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20).........................    RCFD 2930          108,841  5.
                                                                                                -----------------------------

- -------------












(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) For savings banks, include "dividends" accrued and unpaid on deposits.

Legal Title of Bank:  Wachovia Bank                    Call Date: 6/30/93
                      of North Carolina, N.A.          ST-BK: 37-2230 FFIEC 031
Address:              P.O. Box 3099                                  Page RC-12
City, State  Zip:     Winston-Salem, NC 27102-3099
FDIC Certificate No.: 0 0 8 1 7
                      ---------
Schedule RC-H--Selected Balance Sheet Items for Domestic Offices


                                                                                                    C440
                                                                                                  ------
                                                                                        Domestic Offices
                                                                                   ---------------------
                                       Dollar Amounts in Thousands                 RCON  Bil  Mil  Thou
- -------------------------------------------------------------------------------------------------------
1. Customers' liability to this bank on acceptances outstanding................    2155         222,700  1.
2. Bank's liability on acceptances executed and outstanding....................    2920         222,700  2.
3. Federal funds sold and securities purchased under agreements to resell......    1350       1,000,825  3.
4. Federal funds purchased and securities sold under agreements to repurchase..    2800       3,931,943  4.
5. Other borrowed money........................................................    2850       1,828,361  5.
   EITHER                                                                          ////////////////////
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs..   2163             N/A  6.
   OR                                                                              ////////////////////
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs...    2941         118,198  7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement         ////////////////////
   subsidiaries, and IBFs).....................................................    2192      18,519,945  8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement      ////////////////////
   subsidiaries, and IBFs).....................................................    3129      17,022,015  9.

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)


                                       Dollar Amounts in Thousands                 RCON  Bil  Mil  Thou
- -------------------------------------------------------------------------------------------------------
   EITHER                                                                          ///////////////////
1. Net due from the IBF of the domestic offices of the reporting bank..........    3051            N/A  M.1.
   OR                                                                              ///////////////////
2. Net due to the IBF of the domestic offices of the reporting bank............    3059            N/A  M.2.

Schedule RC-I--Selected Assets and Liabilities of IBFs












To be completed only by banks with IBFs and other "foreign" offices.

                                                                                                 C445
                                                                                                ------
                                       Dollar Amounts in Thousands                 RCFN  Bil  Mil  Thou
- -------------------------------------------------------------------------------------------------------
1. Total IBF assets of the consolidated bank (component of Schedule RC,            ////////////////////
   item 12)....................................................................    2133             N/A  1.
2. Total IBF loans and lease financing receivables (component of Schedule RC-C,    ////////////////////
   part I, item 12, column A)..................................................    2076             N/A  2.
3. IBF commercial and industrial loans (component of Schedule RC-C, part I,        ////////////////////
   item 4, column A)...........................................................    2077             N/A  3.
4. Total IBF liabilities (component of Schedule RC, item 21)...................    2898             N/A  4.
5. IBF deposit liabilities due to banks, including other IBFs (component of        ////////////////////
   Schedule RC-E, part II, items 2 and 3)......................................    2379             N/A  5.
6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1,    ////////////////////
   4, 5, and 6)................................................................    2381             N/A  6.

Legal Title of Bank:  Wachovia Bank of       Call Date: 6/30/93 ST-BK: 37-2230
                      North Carolina, N.A.                           FFIEC 031
Address:              P.O. Box 3099                                 Page RC-13
City, State     Zip:  Winston-Salem, NC 27102-3099
FDIC Certificate No.: 0 0 8 1 7
                      ---------

Schedule RC-K--Quarterly Average (1)

                                                                                                      ------------
                                                                                                            C455
                                                                                       ---------------------------
                                                   Dollar Amounts in Thousands         //////////     Bil Mil Thou
- ------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                 ///////////////////////////
 1. Interest-bearing balances due from depository institutions.................        RCFD 3381            86,817  1.
 2. U.S. Treasury securities and U.S. Government agency and corporation                ///////////////////////////
     obligations...............................................................        RCFD 3382         3,239,918  2.
 3. Securities issued by states and political subdivisions in the U.S..........        RCFD 3382           375,959  3.
 4. a. Other debt securities...................................................        RCFD 3647           206,195  4.a.
    b. Equity securities (includes investments in mutual funds and Federal             ///////////////////////////
       Reserve stock)..........................................................        RCFD 3648             4,658  4.b.
 5. Federal funds sold and securities purchased under agreements to resell in          ///////////////////////////
    domestic offices of the bank and of its Edge and Agreement subsidiaries,           ///////////////////////////
    and in IBFs................................................................        RCFD 3365           750,226  5.
 6. Loans:                                                                             ///////////////////////////
    a. Loans in domestic offices:                                                      ///////////////////////////











       (1) Total loans.........................................................        RCON 3360        10,384,930   6.a.(1)
       (2) Loans secured by real estate........................................        RCON 3385         3,469,271   6.a.(2)
       (3) Loans to finance agricultural production and other loans to farmers.        RCON 3386            81,695   6.a.(3)
       (4) Commercial and industrial loans.....................................        RCON 3387         2,952,689   6.a.(4)
       (5) Loans to individuals for household, family, and other personal              ///////////////////////////
           expenditures........................................................        RCON 3388         1,924,015   6.a.(5)
       (6) Obligations (other than securities and leases) of states and                ///////////////////////////
           political subdivisions in the U.S. .................................        RCON 3389           266,916   6.a.(6)
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and            ///////////////////////////
       IBFs....................................................................        RCFN 3360               149   6.b.
 7. Assets held in trading accounts............................................        RCFD 3401           657,208   7.
 8. Lease financing receivables (net of unearned income).......................        RCFD 3484            53,621   8.
 9. Total assets...............................................................        RCFD 3368        17,777,262   9.
LIABILITIES                                                                            ///////////////////////////
10. Interest-bearing transaction accounts in domestic offices (NOW accounts,           ///////////////////////////
    ATS accounts, and telephone and preauthorized transfer accounts) (exclude          ///////////////////////////
    demand deposits)...........................................................        RCON 3485         1,247,394  10.
11. Nontransaction accounts in domestic offices:                                       ///////////////////////////
    a. Money market deposit accounts (MMDAs)...................................        RCON 3486         1,714,451  11.a.
    b. Other savings deposits..................................................        RCON 3487         1,035,821  11.b.
    c. Time certificates of deposit of $100,000 or more........................        RCON 3345         1,029,843  11.c.
    d. All other time deposits.................................................        RCON 3469         2,906,613  11.d.
12. Interest-bearing deposits in foreign offices, Edge and Agreement                   ///////////////////////////
    subsidiaries, and IBFs.....................................................        RCFN 3404           224,885  12.
13. Federal funds purchased and securities sold under agreements to repurchase         ///////////////////////////
    in domestic offices of the bank and of its Edge and Agreement subsidiaries,        ///////////////////////////
    and in IBFs................................................................        RCFD 3353         3,113,360  13.
14. Other borrowed money.......................................................        RCFD 3355         1,666,482  14.
                                                                                       ---------------------------

- ------------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).

Legal Title of Bank:  Wachovia Bank                    Call Date: 6/30/93
                      of North Carolina, N.A.          ST-BK: 37-2230 FFIEC 031
Address:              P.O. Box 3099                                   Page RC-14
City, State  Zip:     Winston-Salem, NC 27102-3099
FDIC Certificate No.: 0 0 8 1 7

Schedule RC-L--Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                                   C460
                                                                                                                ------------











                                                                       Dollar Amounts in Thousands    RCFD  Bil  Mil  Thou
- ----------------------------------------------------------------------------------------------------------------------------
 1. Unused commitments:                                                                               ////////////////////
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home             ////////////////////
       equity lines................................................................................   3814         524,668  1.a.
    b. Credit card lines...........................................................................   3815               0  1.b
    c. Commercial real estate, construction, and land development:                                    ////////////////////
       (1) Commitments to fund loans secured by real estate........................................   3816         175,819
1.c.(1)
       (2) Commitments to fund loans not secured by real-estate....................................   6550             479
1.c.(2)
    d. Securities underwriting.....................................................................   3817               0  1.d.
    e. Other unused commitments....................................................................   3818       4,870,277  1.e.
 2. Financial standby letters of credit and foreign office guarantees..............................   3819         736,894  2.
                                                                         --------------------------
    a. Amount of financial standby letters of credit conveyed to others    RCFD 3820          6,232   ////////////////////  2.a.
                                                                         --------------------------
 3. Performance standby letters of credit and foreign office guarantees............................   3821         895,665  3.
    a. Amount of performance standby letters of credit conveyed to       --------------------------
       others............................................................  RCFD 3822              0   ////////////////////  3.a.
                                                                         --------------------------
 4. Commercial and similar letters of credit.......................................................   3411         113,840  4.
 5. Participations in acceptances (as described in the instructions) conveyed to others by
    the reporting bank.............................................................................   3428               0  5.
 6. Participants in acceptances (as described in the instructions) acquired by the reporting          ////////////////////
    (nonaccepting) bank............................................................................   3429               0  6.
 7. Securities borrowed............................................................................   3432               0  7.
 8. Securities lent (including customers' securities lent where the customer is indemnified           ////////////////////
    against loss by the reporting bank)............................................................   3433               0  8.
 9. Mortgages transferred (i.e., sold or swapped) with recourse that have been treated as sold
    for Call Report purposes:                                                                         ////////////////////
    a. FNMA and FHLMC residential mortgage loan pools:                                                ////////////////////
       (1) Outstanding principal balance of mortgages transferred as of the report date............   3650               0
9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date....................   3651               0
9.a.(2)
    b. Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:                 ////////////////////
       (1) Outstanding principal balance of mortgages transferred as of the report date...........    3652               0
9.b.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date....................   3653               0
9.b.(2)
    c. Farmer Mac agricultural mortgage loan pools:                                                   ////////////////////
       (1) Outstanding principal balance of mortgages transferred as of the report date............   3654               0
9.c.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date....................   3655               0
9.c.(2)
10. When-issued securities:                                                                           ////////////////////
    a. Gross commitments to purchase...............................................................   3434           8,135  10.a.
    b. Gross commitments to sell...................................................................   3435           5,145  10.b.
11. Interest rate contracts (exclude when-issued securities):                                         ////////////////////
    a. Notional value of interest rate swaps.......................................................   3450         720,546  11.a.
    b. Futures and forward contracts...............................................................   3823       2,126,835  11.b.
    c. Option contracts (e.g., options on Treasuries):                                                ////////////////////
       (1) Written option contracts................................................................   3824         454,412











11.c.(1)
       (2) Purchased option contracts..............................................................   3825         321,912
11.c.(2)
12. Foreign exchange rate contracts:                                                                  ////////////////////
    a. Notional value of exchange swaps (e.g., cross-currency swaps)...............................   3826               0  12.a.
    b. Commitments to purchase foreign currencies and U.S. dollar exchange (spot, forward,            ////////////////////
       and futures)................................................................................   3415       1,095,186  12.b.
    c. Option contracts (e.g., options on foreign currency):                                          ////////////////////
       (1) Written option contracts................................................................   3827               0
12.c.(1)
       (2) Purchased option contracts..............................................................   3828               0
12.c.(2)


Legal Title of Bank:  Wachovia Bank                    Call Date: 6/30/93
                      of North Carolina, N.A.          ST-BK: 37-2230 FFIEC 031
Address:              P.O. Box 3099                                  Page RC-15
City, State  Zip:     Winston-Salem, NC 27102-3099
FDIC Certificate No.: 0 0 8 1 7

Schedule RC-L--Continued

                                                                                                  -----
                                                                                                   C461
                                                                                   --------------------
                                                   Dollar Amounts in Thousands     RCFD  Bil  Mil  Thou
- -------------------------------------------------------------------------------------------------------
13. Contracts on other commodities and equities:                                   ////////////////////
    a. Notional value of other swaps (e.g., oil swaps).........................    3829               0  13.a.
    b. Futures and forward contracts (e.g., stock index and                        ////////////////////
       commodity--precious metals, wheat, cotton, livestock--                      ////////////////////
       contracts)..............................................................    3830               0  13.b.
    c. Option contracts (e.g., options on commodities, individual                  ////////////////////
       stocks and stock indexes):                                                  ////////////////////
       (1) Written option contracts............................................    3831               0  13.c.(1)
       (2) Purchased option contracts..........................................    3832               0  13.c.(2)
14. All other off-balance sheet liabilities (itemize and describe                  ////////////////////
    each component of this item over 25% of Schedule RC, item 28,                  ////////////////////
    "Total equity capital")....................................................    3430               0  14.
                                                                                   ////////////////////
        ---------                                ------------------------------
    a.  TEXT 3555                                RCFD 3555                         ////////////////////  14.a.
        ----------------------------------------
    b.  TEXT 3556                                RCFD 3556                         ////////////////////  14.b.
        ----------------------------------------
    c.  TEXT 3557                                RCFD 3557                         ////////////////////  14.c.
        ----------------------------------------
    d.  TEXT 3558                                RCFD 3558                         ////////////////////  14.d.











        -----------------------------------------------------------------------
15. All other off-balance sheet assets (itemize and describe each                  ////////////////////
    component of this item over 25% of Schedule RC, item 28, "Total                ////////////////////
    equity capital")...........................................................    5591               0  15.
                                                                                   ////////////////////
        ----------                               ------------------------------
    a.  TEXT 5592                                RCFD 5592                         ////////////////////  15.a.
        ----------------------------------------
    b.  TEXT 5593                                RCFD 5593                         ////////////////////  15.b.
        ----------------------------------------
    c.  TEXT 5594                                RCFD 5594                         ////////////////////  15.c.
        ----------------------------------------
    d.  TEXT 5595                                RCFD 5595                         ////////////////////  15.d.
        -----------------------------------------------------------------------------------------------


Memoranda


                                                                                   --------------------
                                                 Dollar Amounts in Thousands       RCFD  Bil  Mil  Thou
- -------------------------------------------------------------------------------------------------------
1. Loans originated by the reporting bank that have been sold or participated      ////////////////////
   to other during the calendar quarter ending with the report date (exclude       ////////////////////
   the portions of such loans retained by the reporting bank; see instructions     ////////////////////
   for other exclusions).......................................................    3431       1,263,613  M.1.
2. Loans purchased by the reporting bank during the calendar quarter ending with   ////////////////////
   the report date (see instructions for exclusions)............................   3488               0  M.2.
3. Unused commitments with an original maturity exceeding one year that are        ////////////////////
   reported in Schedule RC-L, items 1.a through 1.e, above (report only the        ////////////////////
   unused portions of commitments that are fee paid or otherwise legally           ////////////////////
   binding)....................................................................    3833       3,202,397  M.3.
   a. Participations in commitments with an original maturity ----------  -----    ////////////////////
      exceeding one year conveyed to others.................. RCFD  3834  5,000    ////////////////////  M.3.a.
                                                              ----------  -----    ////////////////////
4. To be completed only by banks with $1 billion or more in total assets:          ////////////////////
   Standby letters of credit and foreign office guarantees (both financial         ////////////////////
   and performance) issued to non-U.S. addresses (domicile) included in            ////////////////////
   Schedule RC-L, items 2 and 3, above.........................................    3377           2,323  M.4.
5. To be completed for the September report only:                                  ////////////////////
   Installment loans to individuals for household, family, and other personal      ////////////////////
   expenditures that have been securitized and sold without recourse (with         ////////////////////
   servicing retained), amounts outstanding by type of loan:                       ////////////////////
   a. Loans to purchase private passenger automobiles..........................    2741             N/A  M.5.a.
   b. Credit cards and related plans...........................................    2742             N/A  M.5.b.
   c. All other consumer installment credit (including mobile home loans)......    2743             N/A  M.5.c.
                                                                                   --------------------

Legal Title of Bank:  Wachovia Bank                    Call Date: 6/30/93
                      of North Carolina, N.A.          ST-BK: 37-2230 FFIEC 031
Address:              P.O. Box 3099                                   Page RC-16
City, State  Zip:     Winston-Salem, NC 27102-3099
FDIC Certificate No.: 0 0 8 1 7


Schedule RC-M--Memoranda

                                                                                                                   ----------
                                                                                                                       C465
                                                                                                         --------------------
                                                                          Dollar Amounts in Thousands     RCFD  Bil Mil Thou
- ------------------------------------------------------------------------------------------------------   --------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal             //////////////////
   shareholders, and their related interests as of the report date:                                       //////////////////
   a. Aggregate amount of all extensions of credit to all executive officers, directors, principal        //////////////////
      shareholders, and their related interests........................................................   6164       120,645 1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all       //////////////////
      extensions of credit by the reporting bank (including extensions of credit to
      related interests) equals or exceeds the lesser of $500,000 or 5 percent                Number      //////////////////
      of total capital as defined for thie purpose in agency regulations.  -----------------------------
                                                                             RCFD 6165              8     ////////////////// 1.b.
                                                                           -----------------------------
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches              //////////////////
   and agencies of foreign banks(1) (included in Schedule RC, items 3.a and 3.b)........................  3405             0 2.
3. Not applicable.......................................................................................  //////////////////
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others
   (include both retained servicing and purchased servicing):                                             //////////////////
   a. Mortgages serviced under GNMA contract............................................................  5500             0 4.a
   b. Mortgages serviced under a FHLMC contract:                                                          //////////////////
      (1) Serviced with recourse to servicer............................................................  5501             0
4.b.(1)
      (2) Serviced without recourse to servicer.........................................................  5502             0
   c. Mortgages serviced under a FNMA contract:                                                           //////////////////
      (1) Serviced under a regular option contract......................................................  5503             0
4.c.(1)
      (2) Serviced under a special option contract......................................................  5504             0
4.c.(2)
   d. Mortgages serviced under other servicing contracts ...............................................  5505             0
5. To be completed only by banks with $1 billion or more in total assets:                                 //////////////////
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must            //////////////////
   equal Schedule RC, item 9):                                                                            //////////////////
   a. U.S. addresses (domicile).........................................................................  2103       220,730 5.a.
   b. Non-U.S. addresses (domicile).....................................................................  2104         1,970 5.b.
6. Intangible assets:                                                                                     //////////////////
   a. Mortgage servicing rights.........................................................................  3164             0 6.a.
   b. Other identifiable intangible assets:                                                               //////////////////
      (1) Purchased credit card relationships...........................................................  5506             0
6.b.(1)
      (2) All other identifiable assets.................................................................  5507             0











6.b.(2)
   c. Goodwill..........................................................................................  3163         1,622 6.c.
   d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10)............................  2143         1,622 6.d.
   e. Intangible assets that have been grandfathered for regulatory capital purposes....................  6442             0 6.e.
                                                                                                         --------------------

7. Does your bank have any mandatory convertible debt that is part of your primary or secondary                  YES      NO
                                                                                                         --------------------
   capital?.............................................................................................  6167       ///   X 7.
                                                                                                         --------------------
   If yes, complete items 7.a through 7.e:                                                                RCFD  Bil Mil Thou
                                                                                                         --------------------
   a. Total equity contract notes, gross................................................................  3290           N/A 7.a.
   b. Common or perpetual preferred stock dedicated to redeem the above notes...........................  3291           N/A 7.b.
   c. Total equity commitment notes, gross..............................................................  3293           N/A 7.c
   d. Common or perpetual preferred stock dedicated to redeem the above notes...........................  3294           N/A 7.d
   e. Total (item 7.a minus 7.b plus 7.c minus 7.d).....................................................  3295           N/A 7.e

- ------------
(1) Do not report federal funds sold and securities purchased under
       ---
    agreements to resell with other commercial banks in the U.S. in this item.

Legal Title of Bank:  Wachovia Bank                    Call Date: 6/30/93
                      of North Carolina, N.A.          ST-BK: 37-2230 FFIEC 031
Address:              P.O. Box 3099                                  Page RC-17
City, State  Zip:     Winston-Salem, NC 27102-3099
FDIC Certificate No.: 0 0 8 1 7

Schedule RC-M--Continued

                                                                                   -------------------------
                                                    Dollar Amounts in Thousands    /////////  Bil  Mil  Thou
- ---------------------------------------------------------------------------------  -------------------------
8. a. Other real estate owned:                                                     /////////////////////////
      (1) Direct and indirect investments in real estate ventures................  RCFD 5372               0  8.a.(1)
      (2) All other real estate owned:                                             /////////////////////////
          (a) Construction and land development in domestic offices..............  RCON 5508               4  8.a.(2)(a)
          (b) Farmland in domestic offices.......................................  RCON 5509               0  8.a.(2)(b)
          (c) 1-4 family residential properties in domestic offices..............  RCON 5510             750  8.a.(2)(c)
          (d) Multifamily (5 or more) residential properties in domestic           /////////////////////////
              offices............................................................  RCON 5511               0  8.a.(2)(d)
          (e) Nonfarm nonresidential properties in domestic offices..............  RCON 5512           7,066  8.a.(2)(e)
          (f) In foreign offices.................................................  RCFN 5513               0  8.a.(2)(f)











      (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule            /////////////////////////
          RC, item 7)............................................................  RCFD 2150           7,820  8.b.(1)
   b. Investments in unconsolidated subsidiaries and associated companies:         /////////////////////////
      (1) Direct and indirect investments in real estate ventures................  RCFD 5374               0  8.b.(1)
      (2) All other investments in unconsolidated subsidiaries and                 /////////////////////////
          associated companies...................................................  RCFD 5375               0  8.b.(2)
      (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule            /////////////////////////
          RC, item 8)............................................................  RCFD 2130               0  8.b.(3)
   c. Total assets of unconsolidated subsidiaries and associated companies.......  RCFD 5376               0  8.c.
9. Noncumulative perpetual preferred stock and related surplus included in         /////////////////////////
   Schedule RC, item 23, "Perpetual preferred stock and related surplus".........  RCFD 3778               0  9.
                                                                                   -------------------------

- -------------------------------------------------------------------------------------------------------
Memorandum                                         Dollar Amounts in Thousands     RCFD  Bil  Mil  Thou
- -------------------------------------------------------------------------------------------------------
1. Interbank holdings of capital instruments (to be completed for the              ////////////////////
   December report only):                                                          ////////////////////
   a. Reciprocal holdings of banking organizations' capital instruments........    3836             N/A  M.1.a.
   b. Nonreciprocal holdings of banking organizations' capital instruments.....    3837             N/A  M.1.b.
                                                                                   --------------------
- --------------------------------------------------------------------------------------------------------

Legal Title of Bank:  Wachovia Bank                    Call Date: 6/30/93
                      of North Carolina, N.A.          ST-BK: 37-2230 FFIEC 031
Address:              P.O. Box 3099                                   Page RC-18
City, State  Zip:     Winston-Salem, NC 27102-3099
FDIC Certificate No.: 0 0 8 1 7

Schedule RC-N--Past Due and Nonaccrual Loans, Leases, and Other Assets

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 and 3, column A, as confidential.


                                                                                                                      -------
                                                                                                                       C470
                                                                -------------------------------------------------------------
                                                                   (Column A)              (Column B)          (Column C)
                                                                    Past due               Past due 90         Nonaccrual
                                                                  30 through 89           days or more
                                                                 days and still             and still
                                                                    accruing                accruing











                                                                -------------------------------------------------------------
                                   Dollar Amounts in Thousands   RCFD Bil Mil Thou    RCFD Bil Mil Thou    RCFD Bil Mil  Thou
- -----------------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:                                 /////////////////    /////////////////     /////////////////
   a. To U.S. addresses (domicile).............................  1245       57,482    1246       11,688     1247       68,278
1.a.
   b. To non-U.S. addresses (domicile).........................  1248            0    1249            0     1250            0
1.b.
2. Loans to depository institutions and                          /////////////////    /////////////////     /////////////////
   acceptances of other banks:                                   /////////////////    /////////////////     /////////////////
   a. To U.S. banks and other U.S. depository                    /////////////////    /////////////////     /////////////////
      institutions.............................................  5377            0    5378            0     5379            0
2.a.
   b. To foreign banks.........................................  5380            0    5381            0     5382            0
2.b.
3. Loans to finance agricultural production and                  /////////////////    /////////////////     /////////////////
   other loans to farmers......................................  1594            8    1597            0     1583            5  3.
4. Commerical and industrial loans:                              /////////////////    /////////////////     /////////////////
   a. To U.S. addresses (domicile).............................  1251       19,728    1252        1,521     1253       13,543
4.a.
   b. To non-U.S. addresses (domicile).........................  1254            0    1255            0     1256            0
4.b.
5. Loans to individuals for household, family, and               /////////////////    /////////////////     /////////////////
   other personal expenditures:                                  /////////////////    /////////////////     /////////////////
   a. Credit cards and related plans...........................  5383        1,043    5384        1,421     5385            5
5.a.
   b. Other (includes single payment, installment,               /////////////////    /////////////////     /////////////////
      and all student loans)...................................  5386       20,423    5387        2,226     5388        1,227
5.b.
6. Loans to foreign governments and official                     /////////////////    /////////////////     /////////////////
   institutions................................................  5389            0     5390           0     5391            0  6.
7. All other loans.............................................  5459          486     5460          55     5461          179  7.
8. Lease financing receivables:                                  /////////////////    /////////////////     /////////////////
   a. Of U.S. addresses (domicile).............................  1257          161    1258            0     1259            0
8.a.
   b. Of non-U.S. addresses (domicile).........................  1271            0    1272            0     1791            0
8.b.
9. Debt securities and other assets (exclude other               /////////////////    /////////////////     /////////////////
   real estate owned and other repossessed assets).............  3505            0    3506            0     3507            0  9.
                                                                -------------------------------------------------------------


Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.


                                                                -------------------------------------------------------------
                                                                 RCFD Bil Mil Thou    RCFD Bil Mil Thou     RCFD Bil Mil Thou
                                                                -------------------------------------------------------------











10. Loans and leases reported in items 1 through 8               /////////////////    /////////////////     /////////////////
    above which are wholly or partially guaranteed               /////////////////    /////////////////     /////////////////
    by the U.S. Government.....................................  5612        9,597    5613        5,382     5614            0  10.
    a. Guaranteed portion of loans and leases included in        /////////////////    /////////////////     /////////////////
       item 10 above...........................................  5615        9,594    5616        5,246     5617            0
10.a.
                                                                -------------------------------------------------------------

Legal Title of Bank:  Wachovia Bank of                Call Date: 6/30/93
                      North Carolina, N.A.            ST-BK: 37-2230
Address:              P.O. Box 3099                   FFIEC 031
City, State  Zip:     Winston-Salem, NC 27102-3099    Page RC-19
FDIC Certificate No.: 0 0 8 1 7
                      ---------

Schedule RC-N--Continued

                                                                                                           ---------
Memoranda                                                                                                     C473
                                                     ---------------------------------------------------------------
                         Dollar Amounts in Thousands   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
- ---------------------------------------------------- --------------------- -------------------- --------------------
1. Restructured loans and leases included in           //////////////////   //////////////////   //////////////////
   Schedule RC-N, items 1 through 8, above..........   1658             0   1659             0   1661        15,306   M.1.
2. Loans to finance commercial real estate,            //////////////////   //////////////////   //////////////////
   construction, and land development activities       //////////////////   //////////////////   //////////////////
   (not secured by real estate) included in            //////////////////   //////////////////   //////////////////
   Schedule RC-N, items 4 and 7, above..............   6558             0   6559             0   6560         4,500   M.2.
                                                     --------------------- -------------------- --------------------
3. Loans secured by real estate in domestic offices    RCON  Bil Mil Thou   RCON  Bil Mil Thou   RCON  Bil Mil Thou
   (included in Schedule RC-N, item 1, above):       --------------------- -------------------- --------------------
                                                       //////////////////   //////////////////   //////////////////
   a. Construction and land development.............   2759        12,989   2769             0   3492           121   M.3.a.
   b. Secured by farmland...........................   3493           118   3494           135   3495            91   M.3.b.
   c. Secured by 1-4 family residential properties:    //////////////////   //////////////////   //////////////////
      (1) Revolving, open-end loans secured by         //////////////////   //////////////////   //////////////////
          1-4 family residential properties and        //////////////////   //////////////////   //////////////////
          extended under lines of credit............   5398           431   5399           144   5400             0   M.3.c.(1)
      (2) All other loans secured by 1-4 family        //////////////////   //////////////////   //////////////////
          residential properties....................   5401        20,394   5402         5,274   5403         4,102   M.3.c.(2)
   d. Secured by multifamily (5 or more)               //////////////////   //////////////////   //////////////////
      residential properties........................   3499            40   3500             0   3501           336   M.3.d.
   e. Secured by nonfarm nonresidential properties..   3502        23,510   3503          6,135  3504        63,628   M.3.e.
                                                     ---------------------------------------------------------------

Schedule RC-O--Other Data for Deposit Insurance Assessments
An amended Certified Statement should be submitted to the FDIC if the amounts reported in items 1 through 9 of this schedule are amended after the semiannual Certified Statement originally covering this report date has been filed with the FDIC.

                                                                                                              --------
                                                                                                                C475
                                                                                                  --------------------
                                                                   Dollar Amounts in Thousands     RCON  Bil Mil Thou
- -----------------------------------------------------------------------------------------------   --------------------
1. Unposted debits (see instructions):                                                             //////////////////
   a. Actual amount of all unposted debits.....................................................    0030           N/A    1.a.
      OR                                                                                           //////////////////
   b. Separate amount of unposted debits:                                                          //////////////////
      (1) Actual amount of unposted debits to demand deposits..................................    0031             0    1.b.(1)
      (2) Actual amount of unposted debits to time and savings deposits(1).....................    0032             0    1.b.(2)
2. Unposted credits (see instructions):                                                            //////////////////
   a. Actual amount of all unposted credits....................................................    3510           N/A    2.a.
      OR                                                                                           //////////////////
   b. Separate amount of unposted credits:                                                         //////////////////
      (1) Actual amount of unposted credits to demand deposits.................................    3512             0    2.b.(1)
      (2) Actual amount of unposted credits to time and savings deposits(1)....................    3514             0    2.b.(2)
3. Uninvested trust funds (cash) held in bank's own trust department (not included in total        //////////////////
   deposits in domestic offices)                                                                   3520             0    3.
4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in            //////////////////
   Puerto Rico and U.S. territories and possessions (not included in total deposits):              //////////////////
   a. Demand deposits of consolidated subsidiaries.............................................    2211            29    4.a.
   b. Time and savings deposits(1) of consolidated subsidiaries................................    2351           520    4.b.
   c. Interest accrued and unpaid on deposits of consolidated subsidiaries.....................    5514             1    4.c.
5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:               //////////////////
   a. Demand deposits in insured branches (included in Schedule RC-E, Part II).................    2229             0    5.a.
   b. Time and savings deposits(1) in insured branches (included in Schedule RC-E, Part II)....    2383             0    5.b.
   c. Interest accrued and unpaid on deposits in insured branches                                  //////////////////
      (included in Schedule RC-G, item 1.b)....................................................    5515             0    5.c.
                                                                                                  --------------------

- --------------
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

Legal Title of Bank:  Wachovia Bank                    Call Date: 6/30/93
                      of North Carolina, N.A.          ST-BK: 37-2230
Address:              P.O. Box 3099                    FFIEC 031
City, State  Zip:     Winston-Salem, NC 27102-3099     Page RC-20
FDIC Certificate No.: 0 0 8 1 7












Schedule RC-O -- Continued

                                                                                               ----------------------
                                                                Dollar Amounts in Thousands    RCON  Bil  Mil  Thou
- --------------------------------------------------------------------------------------------   ----------------------
Item 6 is not applicable to state nonmember banks that have not been authorized by the          /////////////////////
Federal Reserve to act as pass-through correspondents.                                          /////////////////////
6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on     /////////////////////
   behalf of its respondent depository institutions that are also reflected as deposit          /////////////////////
   liabilities of the reporting bank:                                                           /////////////////////
   a. Amount reflected in demand deposits (included in Schedule RC-E, Part I,                   /////////////////////
      Memorandum item 4.a)..................................................................     2314              0    6.a.
   b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, Part I,      /////////////////////
      Memorandum item 4.b)..................................................................     2315              0    6.b.
7. Unamortized premiums and discounts on time and savings deposits:(1)                          /////////////////////
   a. Unamortized premiums..................................................................     5516              0    7.a.
   b. Unamortized discounts.................................................................     5517              0    7.b.
                                                                                                ---------------------
- ----------------------------------------------------------------------------------------------------------------------------------
8. To be completed by banks with "Oaker deposits."                                              ---------------------
   Total "Adjusted Attributable Deposits" of all institutions acquired under Section 5(d)93)    /////////////////////
   of the Federal Deposit Insurance Act (from most recent FDIC Oaker Transaction                /////////////////////
   Worksheet(s)).............................................................................    5518            N/A    8.
                                                                                                ---------------------
- ----------------------------------------------------------------------------------------------------------------------------------
                                                                                                ---------------------
9. Deposits in lifeline accounts............................................................     5596 ///////////////   9.
                                                                                                ---------------------

- --------------------
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.


Memoranda (to be completed each quarter except as noted)

                                                                                               ----------------------
                                                                Dollar Amounts in Thousands    RCON  Bil  Mil  Thou
- --------------------------------------------------------------------------------------------   ----------------------
1. Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and 1.b(1)   /////////////////////
   must equal Schedule RC, item 13.a):                                                          /////////////////////
   a. Deposit accounts of $100,000 or less:                                                     /////////////////////
      (1) Amount of deposit accounts of $100,000 or less.....................................    2702      6,315,408    M.1.a.(1)
      (2) Number of deposit accounts of $100,000 or less (to be                       Number    /////////////////////
                                                                  ---------------------------   /////////////////////
          completed for the June report only)..................    RCON 3779      1,094,123     /////////////////////   M.1.a.(2)
                                                                  ---------------------------   /////////////////////
   b. Deposit accounts of more than $100,000:                                                   /////////////////////
      (1) Amount of deposit accounts of more than $100,000.....                       Number     2710      4,378,881    M.1.b.(1)
                                                                  ---------------------------











      (2) Number of deposit accounts of more than $100,000.....    RCON 2722         11,391     /////////////////////   M.1.b.(2)
                                                                  ---------------------------------------------------
2. Estimated amount of uninsured deposits in domestic offices of the bank:
   a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2)
      above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

      Indicate in the appropriate box at the right whether your bank has a method or procedure          YES       NO
      for determining a better estimate of uninsured deposits than the estimate described           -----------------
      above......................................................................................   6861      ///  X    M.2.a.
                                                                                                    -----------------
                                                                                                    RCON Bil Mil Thou
   b. If the box marked YES has been checked, report the estimate of uninsured deposits             -----------------
      determined by using your bank's method or procedure........................................   5597         N/A    M.2.b.
                                                                                                    -----------------

- -------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition                  C477
and Income should be directed:                                         --------

Patrick G. Parnin, Vice President     (919) 770-5970
- -----------------------------------   -----------------------------------------
Name and Title (TEXT 8901)            Area code and phone number    (TEXT 8902)

Legal Title of Bank:  Wachovia Bank                    Call Date: 6/30/93
                      of North Carolina, N.A.          ST-BK: 37-2230 FFIEC 031
Address:              P.O. Box 3099                                  Page RC-21
City, State  Zip:     Winston-Salem, NC 27102-3099
FDIC Certificate No.: 0 0 8 1 7

Schedule RC-R--Risk-Based Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1992, must complete items 2 through 9 and Memorandum item 1. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

1. Test for determining the extent to which Schedule RC-R must be completed.
   To be completed only by banks with total assets of less than $1 billion.                                       C480
   Indicate in the appropriate box at the right whether the bank has total                                  YES        NO
   capital greater than or equal to eight percent of adjusted total assets..................   RCFD 6056        ////        1.
                                                                                               --------------------------












     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
     If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.
     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

                                                                                   ---------------------------------------
                                                                                       (Column A)          (Column B)
                                                                                   Subordinated Debt(1)      Other
                                                                                    and Intermediate        Limited-
Items 2 and 3 are to be completed by all banks.                                      Term Preferred       Life Capital
                                                                                          Stock           Instruments
                                                                                   ------------------- -------------------
                                                    Dollar Amounts in Thousands     RCFD  Bil Mil Thou  RCFD  Bil Mil Thou
- --------------------------------------------------------------------------------   ------------------- -------------------
2. Subordinated debt(1) and other limited-life capital instruments (original        //////////////////  //////////////////
   weighted average maturity of at least five years) with a remaining               //////////////////  //////////////////
   maturity of:                                                                     //////////////////  //////////////////
   a. One year or less..........................................................    3780             0  3786             0  2.a.
   b. Over one year through two years...........................................    3781             0  3787             0  2.b.
   c. Over two years through three years........................................    3782             0  3788             0  2.c.
   d. Over three years through four years.......................................    3783             0  3789             0  2.d.
   e. Over four years through five years........................................    3784             0  3790             0  2.e.
   f. Over five years...........................................................    3785       125,000  3791             0  2.f.
                                                                                   ---------------------------------------

                                                                                                        RCFD  Bil Mil Thou
                                                                                                       -------------------
3. Total qualifying capital (i.e., Tier 1 and Tier 2 capital) allowable under the risk-based
   capital guidelines................................................................................   3792     1,545,117  3.
                                                                                                       -------------------

                                                                                     (Column A)           (Column B)
                                                                                       Assets            Credit Equiv-
Items 4-9 and Memorandum item 1 are to be completed                                   Recorded            alent Amount
by banks that answered NO to item 1 above and                                          on the            of Off-Balance
by banks with total assetes of $1 billion or more.                                  Balance Sheet        Sheet Items(2)
                                                                                  -------------------  -------------------
                                                                                   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou











                                                                                  -------------------  -------------------
4. Assets and credit equivalent amounts of off-balance sheet items assigned
   to the Zero percent risk category:                                              //////////////////   //////////////////
   a. Assets recorded on the balance sheet:                                        //////////////////   //////////////////
      (1) Securities issued by, other claims on, and claims unconditionally        //////////////////   //////////////////
          guaranteed by, the U.S. Government and its agencies and other            //////////////////   //////////////////
          OECD central governments..............................................   3794     3,324,856   //////////////////
4.a.(1)
      (2) All other.............................................................   3795       186,163   //////////////////
4.a.(2)
   b. Credit equivalent amount of off-balance sheet items.......................   //////////////////   3796             0  4.b.
                                                                                  -------------------  -------------------

- ----------------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.e, "Total."
(2) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank:  Wachovia Bank                    Call Date: 6/30/93
                      of North Carolina, N.A.          ST-BK: 37-2230 FFIEC 031
Address:              P.O. Box 3099                                   Page RC-22
City, State  Zip:     Winston-Salem, NC 27102-3099
FDIC Certificate No.: 0 0 8 1 7


Schedule RC-R--Continued

                                                                             -------------------------------------------
                                                                                (Column A)             (Column B)
                                                                                  Assets              Credit Equiv-
                                                                                 Recorded              alent Amount
                                                                                   on the             of Off-Balance
                                                                               Balance Sheet          Sheet Items(1)
                                                                             -------------------------------------------
                                              Dollar Amounts in Thousands     RCFD  Bil Mil Thou     RCFD  Bil Mil Thou
- ------------------------------------------------------------------------------------------------------------------------
5. Assets and credit equivalent amounts of off-balance sheet items            ////////////////////   /////////////////
   assigned to the 20 percent risk category:                                  ////////////////////   /////////////////
   a. Assets recorded on the balance sheet:                                   ////////////////////   /////////////////
      (1) Claims conditionally guaranteed by the U.S. Government and its      ////////////////////   /////////////////
          agencies and other DECD central governments.....................    3798         300,470   /////////////////   5.a.(1)
      (2) Claims collateralized by securities issued by the U.S. Govern-      ////////////////////   /////////////////
          ment and its agencies and other OECD central governments; by        ////////////////////   /////////////////
          securities issued by U.S. Government-sponsored agencies; and        ////////////////////   /////////////////
          by cash on deposit..............................................    3799         269,045   /////////////////   5.a.(2)
      (3) All other.......................................................    3800       3,286,933   /////////////////   5.a.(3)











   b. Credit equivalent amount of off-balance sheet items.................    ////////////////////   3801       17,373   5.b.
6. Assets and credit equivalent amounts of off-balance sheet items            ////////////////////   /////////////////
   assigned to the 50 percent risk category:                                  ////////////////////   /////////////////
   a. Assets recorded on the balance sheet................................    3802       1,395,757   /////////////////   6.a.
   b. Credit equivalent amount of off-balance sheet items.................    ////////////////////   3803       48,207   6.b.
7. Assets and credit equivalent amounts of off-balance sheet items            ////////////////////   /////////////////
   assigned to the 100 percent risk category:                                 ////////////////////   /////////////////
   a. Assets recorded on the balance sheet................................    3804       9,979,135   /////////////////   7.a.
   b. Credit equivalent amount of off-balance sheet items.................    ////////////////////   3805    2,794,608   7.b.
8. On-balance sheet values (or portions thereof) of interest rate, foreign    ////////////////////   /////////////////
   exchange rate, and commodity contracts which have a capital                ////////////////////   /////////////////
   assessment for their off-balance sheet exposure under the risk-based       ////////////////////   /////////////////
   capital guidelines and those contracts (e.g., futures contracts)           ////////////////////   /////////////////
   excluded from the calculation of the risk-based capital ratio (exclude     ////////////////////   /////////////////
   margin accounts and accrued receivables from this item)...............     3806               0   /////////////////   8.
9. Total assets recorded on the balance sheet (sum of items 4.a, 5.a, 6.a,    ////////////////////   /////////////////
   7.a, and 8, column A) (must equal Schedule RC, item 12 plus items 4.b      ////////////////////   /////////////////
   and 4.c, plus Schedule RC-B, item 6.a.(3), column A)...................    3807      18,742,359   /////////////////   9.
                                                                              -----------------------------------------

                                                                              -----------------------------------------
                                                                                   (Column A)             (Column B)
                                                                                    Notional              Replacement
                                                                                    Principal                Cost
Memorandum                                                                           Value               (Market Value)
                                                                             -------------------------------------------
                                              Dollar Amounts in Thousands     RCFD  Bil Mil Thou     RCFD  Bil Mil Thou
- ------------------------------------------------------------------------------------------------------------------------
1. Notional principal value and replacement cost of interest rate and         ////////////////////   //////////////////
   foreign exchange rate contracts (in column B, report only those            ////////////////////   //////////////////
   contracts with a positive replacement cost):                               ////////////////////   //////////////////
   a. Interest rate contracts (exclude futures contracts).................    ////////////////////   3808        24,534  M.1.a.
      (1) With a remaining maturity of one year or less...................    3809       2,251,050   //////////////////  M.1.a.(1)
      (2) With a remaining maturity of over one year......................    3810         902,023   //////////////////  M.1.a.(2)
   b. Foreign exchange rate contracts (exclude contracts with an original     ////////////////////   //////////////////
      maturity of 14 days or less and futures contracts)..................    ////////////////////   3811        14,293  M.1.b.
      (1) With a remaining maturity of one year or less...................    3812         807,770   //////////////////  M.1.b.(1)
      (2) With a remaining maturity of over one year......................    3813           1,601   //////////////////  M.1.b.(2)
                                                                              ------------------------------------------
- --------------

(1) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank:  Wachovia Bank                    Call Date: 6/30/93
                      of North Carolina, N.A.          ST-BK: 37-2230 FFIEC 031











Address:              P.O. Box 3099                                   Page RC-23
City, State  Zip:     Winston-Salem, NC 27102-3099
FDIC Certificate No.: 0 0 8 1 7


              Optional Narrative Statement Concerning the Amounts
                Reported in the Reports of Condition and Income

                     at close of business on June 30, 1993

Wachovia Bank of North Carolina, N.A.      Winston-Salem    ,   North Carolina
- -------------------------------------      ------------------   --------------
Legal Title of Bank                        City                 State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicity available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A,"
"No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bnak who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT
WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR
ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT OF THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.
- --------------------------------------------------------------------------------
No comment / / (RCON 6979)                                      / C471 / C472 /
                                                                ----------------
BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)

Loans past due 90 days or more and still accruing, nonaccrual loans and renegotiated debt totalled $100.253 million or .54% of total assets at June 30, 1993. As of July 31, 1992, Wachovia Bank of North Carolina purchased $75 million of subordinated notes, bearing an interest rate of LIBOR plus .35% and maturing on July 31, 2002, issued by Wachovia Bank of Georgia, an affiliate. This debt qualifies as Tier II capital for WBGA and is netted out of Tier II Capital for WBNC in RC-R, Item 3. This amount is included in RC-R item 7.a. and item 9, but needs to be netted before computing capital ratios. This issue complies with regulatory and legal requirements and has been approved by the Comptroller of the Currency.

              James A. Tewes                                       7/29/93
     --------------------------------------------------       ------------------
     Signature of Executive Officer of Bank                   Date of Signature

Legal Title of Bank:  Wachovia Bank                    Call Date: 6/30/93
                      of North Carolina, N.A.          ST-BK: 37-2230
Address:              P.O. Box 3099
City, State  Zip:     Winston-Salem, NC 27102-3099
FDIC Certificate No.: 0 0 8 1 7
                      ---------


                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS
...............................................................................

NAME AND ADDRESS OF BANK                 OMB No. For OCC:  1557-0081
                                         OMB No. For FDIC: 3064-0052
                                   OMB No. For Federal Reserve: 7100-0036

                                         Expiration Date:   2/28/95

  PLACE LABEL HERE                           SPECIAL REPORT
                                       (Dollar Amounts in Thousands)

                           -----------------------------------------------------
                            CLOSE OF BUSINESS   FDIC Certificate Number
                            DATE                                         C-700
                                 6/30/93          0 0 8 1 7











- --------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
................................................................................
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $5,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of
"executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
................................................................................

                                                                                            ----------------------
a. Number of loans made to executive officers since the previous Call Report date.........   RCFD 3561           1   a.
                                                                                            ----------------------
b. Total dollar amount of above loans (in thousands of dollars)...........................   RCFD 3562         100   b.
                                                                                            ----------------------
c. Range of interest charged on above loans
                                                            ------------------------------------------------------
   (example: 9 3/4% = 9.75)..............................   RCFD 7701       8.00   %  to  RCFD 7702    8.00    %     c.
                                                            ------------------------------------------------------

- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER                DATE (Month, Day, Year)
 AUTHORIZED TO SIGN REPORT


    Patrick G. Pernin                              7-29-93
- --------------------------------------------------------------------------------

NAME AND TITLE OF PERSON TO WHOM              AREA CODE/PHONE NUMBER (TEXT 8904)
 INQUIRIES MAY BE DIRECTED (TEXT 8903)

Patrick G. Pernin, Vice President                   (919) 770-5970

- --------------------------------------------------------------------------------
FDIC 8040/53 (12-92)